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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

The Alger Institutional Funds SEMI-ANNUAL REPORT April 30, 2013 (Unaudited)

Table of Contents

THE ALGER INSTITUTIONAL FUNDS

Shareholders’ Letter	1
Fund Highlights	11
Portfolio Summary	15
Schedules of Investments	16
Statements of Assets and Liabilities	38
Statements of Operations	42
Statements of Changes in Net Assets	44
Financial Highlights	46
Notes to Financial Statements	56
Additional Information	72

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Shareholders’ Letter	May 20, 2013

Dear Shareholders,

Investing with Markets at Record High Levels

Equity markets have strong potential for generating attractive returns

As the S&P 500 Index climbed to record levels during the six-month period ended April 30, 2013, some investors grew convinced that a painful correction or bear market was unavoidable. After all, record high index levels in 2000 and 2007 were promptly followed by substantial bear markets and in recent years markets have often suffered from spring corrections. Yet after reaching an all time high level of 1579.58 on April 23, the S&P 500 continued to advance and closed the reporting period at 1593.58, which represented a 14.44% return for the period. While markets certainly don’t go up in a constant line, we see strong reasons and fundamental support for our view that, today, economic conditions, corporate fundamentals, and investor psychology can drive market performance upward in the near term and over the next few years.

Market Overview

During the six-month reporting period, concerns over U.S. fiscal policy, sluggish economic growth, and the euro-zone debt crisis continued to weigh upon investors. In November and December, cynicism over Beltway gridlock continued to grow as Congress and the White House failed to avert the “fiscal cliff,” or the combination of sequestration, or spending cuts, and tax hikes that many investors fear could dampen already modest economic growth. In late November, however, Federal Reserve Chairman Ben Bernanke said Fed policy will remain accommodative until the U.S. economy becomes more stable, which ignited a three-week rally. Nevertheless, market volatility and euro-zone fears resurfaced after the Republic of Cyprus said it would impose a levy on bank deposits to qualify for bailout funds. Italy’s long struggle with forming a coalition government also provoked investor angst. As has often been the case in recent years, investor skepticism about the U.S. economy and its recovery remained very high and very wrong until recently moderating. Despite weaknesses in some broad economic gauges—GDP growth fell to only 0.4% for the fourth quarter—many indicators suggest to us that the U.S. economy is outperforming its global peers. The real estate market continues to strengthen, and recently consumer sentiment, and thus consumer spending, has begun to reflect the impact of improving home values on personal wealth. Similarly, in February, unemployment dropped to 7.7%—the lowest level since December of 2008—and we see further improvement in the coming months. We’ve noted in a number of prior shareholder letters that the unemployment numbers are deceptive. The unemployment rate for college graduates, for example, is below 4.5%, which illustrates that this category of workers has been experiencing a substantially better job market than non-graduates.

Addressing Market Fears

Economic factors and corporate fundamentals during the five-year periods leading to the 2000 and 2007 market peaks were substantially different than the drivers behind the current bull market. Thus, while normal corrections to this current bull market should and will occur, we believe markets are firmly in an upward trend and that corrections will be attractive buying opportunities. Near term corrections, in our view, are likely to be shallow, unlike the severe volatility of recent years and the bear markets following 2000 and 2007. The last two market cycles, unlike the current bull market, occurred during long periods of substantial economic growth in which retail investors were highly enthusiastic about equities. In comparison, the current bull market is being driven, in our opinion, primarily by corporate fundamentals as economic growth has been weak while risk-averse retail investors have been fleeing stocks for the better part of five years.

Understanding the 2000 Market Peak

During the dot-com era, which ran from 1995 to 2000, information technology, including desktop computers, Microsoft business applications, and the Internet, pushed GDP growth up 34.0%. Within that period, the seasonally adjusted unemployment rate dropped from 5.8% to 4.0% from April 1995 to the March 2000 market peak. Optimism among consumers, corporations, and retail investors surged, thanks to strong equity market gains and home values increasing 33% during the five-year period, according to the S&P/Case-Shiller Home Price Index 10-City Composite.

From 1995 to 2000, Corporate America increased capital expenditures from 8.2% of GDP to 9.5%. By late 2000, the rate reached 9.6%, which is a level that has yet to be repeated. Spending on non-residential real estate also surged, increasing from an annualized rate of $186 billion in the first quarter of 1996 to $260 billion in the first quarter of 2000, according to J.P. Morgan. Retail investors weren’t immune from the prevalent optimism. During the five-year period, they plowed $795.1 billion into Sector Stock and U.S. Stock Morningstar fund categories. By the 2000 market peak, the two categories collectively represented 50% of retail investor assets in mutual funds. Yet, corporate fundamentals, including cash flow, weakened(1). During the dot-com era, the free cash flow yield for large cap corporations declined from 3.40% to only 1.46%, according to Empirical Research Partners. U.S. public companies’ cash and short-term investments as a share of market capitalization also deteriorated, falling from nearly 10.15% in 1995 to 6.93% in 2000 and the S&P 500 price-to-earnings ratio soared from 15.60 to 27.20.  Investors’ eventual realization that corporate cash flow was weak, that many dot-com companies were burning through capital at an unsustainable rate, and that economic expansion wasn’t sustainable eventually led to the market decline in 2000.

Understanding the 2007 Market Peak

During the five years leading to October of 2007, GDP surged upward 31.0%, while unemployment dropped considerably from 6.3% in June of 2003 to 4.7% by the end of the period. Much like during the dot-com era, consumer wealth and consumer spending benefited from the raging bull market and from home values increasing approximately 45%, according to the S&P/Case-Shiller Home Price Index 20-City Composite. During four consecutive years starting in 2003, annual wealth creation ranged from $5.1 trillion to $2.5 trillion, according to J.P. Morgan estimates. In the business world, optimism was strong and corporations increased capital expenditures as a percentage of GDP from 7.5% in early 2004 to 7.9% in 2007. Spending on non-residential real estate during the

(1) Free cash flow is cash generated from a company’s operations that remains after capital expenditures and operating expenses. It allows companies to invest for future growth, pay dividends, and conduct share repurchases. Free cash flow, furthermore, indicates that corporations are disciplined with costs and are maintaining revenues. It is typically measured by free cash flow yield, which is the ratio of free cash flow to enterprise value.

five-year period increased from $258 billion to $331 billion. At the same time, retail investors plowed $906.5 billion into Sector Stock and U.S. Stock funds, with the two categories representing 41.0% of mutual fund assets when the equity market peaked. Yet, much like during the earlier bull market, corporate fundamentals weakened. Cash and short-term investments as a share of market capitalization dropped from 10.04% to 8.72% from July 2005 to the market peak and cash flow yields fell from 5.01% in February of 2003 to 4.35% in October of 2007. Weakening corporate fundamentals, an infamous decline in real estate prices, mortgage defaults, and the maturing of the economic recovery eventually led to the post-2007 bear market.

Why 2013 is Different from Past Market Cycles

Unlike the past two bull markets, recent market gains, we maintain, have been driven primarily by strong corporate fundamentals, with cash rich businesses offering attractive free cash flow yields, engaging in stock buybacks, and implementing or increasing dividends. Yet, economic growth, in our view, has been sluggish and is far from reaching a mature phase, but it has strong potential to accelerate. During the subprime mortgage recession, unemployment soared to 10.0% by October of 2009.  Even though it declined to 7.6% recently, it is still substantially higher than levels in 2000 and 2007. GDP growth of only 9.7% during the five-year period ended December 31, 2012, is also disappointing. Corporations, therefore, have been reluctant to increase spending, with capital expenditures as a percentage of GDP expanding from a low of 6.4% at the end of 2009 to only 7.5% at the end of 2012, which is well below long-term averages for economic recoveries. Also during the most recent recession, non-residential real estate spending fell to $252 billion on an annualized basis by the third quarter of 2010 and has since only increased to $316 billion, which like capital expenditures, is considerably below levels experienced during other economic recoveries. The low level of non-residential expenditures implies that businesses may be far from reaching a peak in real estate expenditures. Consumers have also been tight with their purse strings, especially with durable goods, as illustrated by the average automobile age of 10.8 years at the end of 2012, which is substantially higher than 9.8 years in 2007 and 8.9 years in 2000.

Clearly, much capacity exists for GDP expansion, job creation, and other developments that will provide attractive opportunities for leading companies to grow earnings and support equity prices. Economic growth, we believe, is likely to be supported by corporations’ growing need for capital investments, consumers’ increasing spending power, demand for durable goods, and a strong residential real estate recovery. During the recession following the 2007 market decline, many consumers felt insecure about the economy and until recently, the inconsistent nature of the aggregate wealth effect, or wealth created from home ownership and the stock market, hasn’t helped. It has bolstered consumers’ finances in only three of the last six years—2009, 2010, and 2012, according to J.P. Morgan. Last year, however, it contributed more than $4.4 trillion to individuals’ balance sheets. This was the highest level since 2004 and is helping consumers feel more confident in their finances and more willing to buy big ticket items. Like consumer spending, the creation of an estimated 2 million households has been delayed by economic uncertainty, creating pent up housing demand. With an improving economy, however, annual household creation of 1 million to 1.6 million could occur over the next four years, according to estimates from Zelman & Associates.

With annual housing starts of 780,000 units, or half the long-term average, housing inventory could trail demand. Favorable interest rates, historically high levels of home affordability, and increasing rental fees, meanwhile, are further enhancing the appeal of homeownership and supporting the ongoing real estate recovery, with home prices jumping 9.3% year-over-year in February, according to the S&P/Case-Shiller Home Price Index 20-City Composite. As real estate prices, sales, and demand increase, new housing starts may accelerate, creating construction jobs, as well as demand for home appliances and other durable goods. With the industry having the nation’s highest unemployment rate of 14.7%, which represents 1.2 million out-of-work individuals, job creation for construction workers could be a big boost to the economy.

With the prolonged trough in capital expenditures, cash-rich corporations, meanwhile, may be ready to increase outlays for manufacturing equipment and other tools needed to run their businesses. With corporations having record levels of cash on their balance sheets, an increase in capital expenditures could be substantial and highly supportive of the nation’s ongoing economic recovery.

Market Fundamentals and Investor Psychology

We are also encouraged by the strength of corporate America. The 5.16% free cash flow yield of large companies in April of this year, for example, was considerably higher than in 2000 and 2007 and illustrates that corporate fundamentals are extremely strong. Corporate balance sheets are also attractive, with cash in February of 2013 representing approximately 10.70% of corporate assets. At the same time, equities are attractively valued from a price-to-book perspective (the stock market’s price divided by book value). As of April of this year, large capitalization stocks had a price-to-book ratio of only 2.37, which is lower than 2.96 in October of 2007 and 5.14 in March of 2000, according to Empirical Research. Despite the strong performance of U.S. stocks since the Financial Crisis, valuations remain reasonable. The S&P 500, with a P/E ratio of 14.5 and a dividend yield of over 2%, remains attractive on two scores—a P/E ratio below the historical average and a dividend yield above 10-year Treasuries.

The current market rally has also occurred despite retail investors redeeming $358.5 billion from Sector Stock and U.S. Stock fund categories during the past five years. The two fund categories recently represented only 34.0% of retail investor assets in U.S. mutual funds, while taxable bonds represented 20.8%. In dollar figures, retail investors had nearly $2.6 trillion allocated to taxable bonds in April, compared to $1.1 trillion in 2007 and $505 billion in 2000.

Investors, however, may be ready to return to equities—recent record high market levels will cause some investors to realize that market declines are usually temporary and that investors who have held on to stock investments have recouped losses that resulted from the post-2007 market decline. Historically low interest rates, meanwhile, are making the recent returns of equities appear even more appealing relative to fixed income assets. With record levels of assets currently allocated to bonds, investors’ potential rotation into equities could provide substantial upside to the market. We are not alone in our belief that equities have potential for additional gains. Celebrated investor Warren Buffett, for example, is encouraging investors to rethink their aversion to equities, having recently said that “bonds are a terrible investment now” and that stock prices “aren’t ridiculously high.”

Going Forward

The anticipated economic growth discussed above is likely to create increased competition among corporations at a time when technology and other global trends are requiring companies to constantly rethink and retool business strategies. With that in mind, equity investors, in our view, need to diligently seek out companies that are best prepared to benefit from the constant and swift changes being driven by technology, demographics, regulations, emerging market growth, and other large scale trends. We believe, furthermore, that our research-driven investment strategy is highly appropriate for these challenging times of constant and large scale change.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned 11.82% for the fiscal six-month period ended April 30, 2013, compared to the Russell 1000 Growth Index return of 13.70%.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest sector underweight was Consumer Staples. Relative outperformance in the Financials and Materials sectors was the most important contributor to performance, while Consumer Staples and Consumer Discretionary detracted from results.

Among the most important relative contributors were CVS Caremark Corp.; Anadarko Petroleum Corp.; CBS Corp., Cl. B; Pfizer, Inc.; and HCA Holdings, Inc. Shares of pharmacy benefits manager and retail drugstore operator CVS Caremark performed strongly early in 2013 after the company said it generated strong quarterly results that were driven, in part, by the prevalence of the flu and by capturing market share from a competitor.

Conversely, detracting from relative performance were Microsoft Corp.; Home Depot, Inc., /The;  Amgen, Inc.; Coca-Cola Co./The, and Verizon Communications, Inc. Stock of telecommunications firm Verizon performed poorly after the company said earnings per share fell short of expectations. Investors may have also grown concerned over margins for the company’s wireless business.

Alger Capital Appreciation Focus Fund

The Alger Capital Appreciation Focus Fund returned 10.00% for the fiscal six-month period ended April 30, 2013, compared to the 13.70% return of the Russell 1000 Growth Index.

Prior to December 31, 2012, the Alger Capital Appreciation Focus Fund followed different investment strategies under the name “Alger Large Cap Growth Institutional Fund” and was managed by different portfolio managers. Performance prior to December 31, 2012, reflects those management styles and does not reflect the current investment personnel and strategies of the Fund.

From December 31, 2012, until April 30, 2013, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest sector underweight was Consumer Staples. Relative outperformance in the Financials and Industrials sectors was the most important contributor to performance, while Consumer Staples and Health Care detracted from results.

Among the most important relative contributors were CVS Caremark Corp.; HCA Holdings, Inc.; Chicago Bridge & Iron Company, NV; Honeywell International, Inc.; and Citigroup, Inc. HCA Holdings is the country’s largest operator of private hospitals. HCA shares performed strongly as investors anticipated that the Affordable Health Care Act, or “Obama Care,” would improve the company’s operating fundamentals. For example, an increased number of individuals covered by medical insurance may increase hospital admissions, help reduce hospital debt, and increase profits.

Conversely, detracting from relative performance were PepsiCo, Inc.; Time Warner Cable, Inc.; Comcast Corporation, Cl. A.; Terex Corp; and Valero Energy Corp. Time Warner Cable is one of the largest providers of video, high-speed data, and voice services in the U.S. Higher-than-anticipated programming costs, pension expenses, and taxes hurt the company’s free cash generation, which caused Time Warner share performance to suffer. Investors may have become concerned that the decline in cash flow may cause the company to curtail its share buyback program.

Alger Mid Cap Growth Institutional Fund

The Alger Mid Cap Growth Institutional Fund returned 17.00% for the fiscal six-month period ended April 30, 2013, compared to the Russell Midcap Growth Index, which had a return of 17.74%.

During the period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Discretionary. Relative outperformance in the Information Technology and Materials sectors was the most important contributor to performance, while Consumer Discretionary and Consumer Staples detracted from results.

Among the most important relative contributors were Fifth & Pacific Cos., Inc.; CBS Corp., Cl. B; Tenet Healthcare Corporation; Rockwood Holdings, Inc.; and LinkedIn Corp. Fifth & Pacific is a global manufacturer and retailer of clothing and accessories and offers brands such as Juicy Couture, Lucky Brands, Kate Spade, and Jack Spade. Speculation by analysts and the news media that the company may divest Lucky Brands and Juicy Couture supported the performance of Fifth & Pacific stock during the first quarter of 2013.

Conversely, detracting from relative performance were Regeneron Pharmaceuticals, Inc; Fresh Market, Inc., /The; Liberty Global, Inc., Cl. A; Ross Stores, Inc.; and Kansas City Southern. Fresh Market is a high-end, high-growth specialty food retailer with 127 stores in 23 states primarily in Mid-Atlantic States and in the Southeast and Midwest. The company experienced a significant slowdown in traffic and sales during December’s holiday season and management wasn’t able to clearly identify the reasons for the shift.

During the six-month reporting period, the Fund used options to hedge risk and to generate incremental income within the portfolio. The net results of the various option positions had a positive impact on performance.

Alger Small Cap Growth Institutional Fund

For the fiscal six-month period ended April 30, 2013, the Alger Small Cap Growth Institutional Fund returned 13.86%, compared to the 16.59% return of the Russell 2000 Growth Index.

During the period, the largest sector weightings were Information Technology and Health Care sectors. The largest sector overweight was Information Technology and the largest sector underweight was Industrials. Relative outperformance in the Materials and Consumer Discretionary sectors was the most important contributor to performance, while Energy and Consumer Staples detracted from results.

Among the most important relative contributors were Fifth & Pacific Cos., Inc.; Tenet Healthcare Corporation; Silicon Graphics International Corp.; WisdomTree Investments, Inc.; and Freescale Semiconductor Holdings, Ltd. During the reporting period, Fifth & Pacific stock performed strongly due to reasons identified in the Alger Mid Cap Growth Institutional Fund discussion.

Conversely, detracting from overall results on a relative basis were Allot Communications Ltd.; Energy XXI (Bermuda) Ltd.; Fresh Market, Inc., /The; Children’s Place Retail Stores, Inc., /The; and Volcano Corp. Allot Communications provides equipment that identifies and inspects data traveling across networks, which allows Internet service providers to prioritize data transmissions. Allot stock performance weakened after a major sell-side firm lowered its earnings outlook for the company based on anticipation of slowing top-line demand for the company’s products in the U.S. and Europe.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C Chung, CFA

Chief Investment Officer

Morningstar, Inc. conducts investment research and provides performance analysis of mutual funds and other investment products.

J.P. Morgan is a broker-dealer that provides investment research.

Zelman & Associates provides research for leading institutional investors on a variety of asset classes and sectors.

Empirical Research Partners is a broker-dealer that provides research on a wide range of topics to institutional investors.

As of April 30, 2013, the following companies represented the stated percentages of Fred Alger Management assets under management: J.P. Morgan, 0.11%; Microsoft, 0.48%; Morningstar, Inc., 0.00%; Zelman & Associates, 0.00%; and Empirical Research Partners, 0.00%.

Investors cannot invest directly in an index. Index performance does not reflect deductions for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus for the Funds. Fund returns represent the fiscal six-month period return of Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Funds’ management in this report are as of the date of the Shareholders’ letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Fund. Please refer to the Schedules of Investments for each Fund that is included in this report for a complete list of Fund holdings as of April 30, 2013. Securities mentioned in the Shareholders’ letter, if not found in the Schedule of Investments, may have been held by the Funds during the six-month fiscal period.

A Word About Risk

Investing in the stock market involves gains and losses and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that participate in leveraging, such as the Capital Appreciation Institutional Fund, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Funds’ net asset values can decrease more quickly than if the Funds had not borrowed.

A small investment in derivatives could have a potentially large impact on a Fund’s performance. When purchasing options, the Fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by a Fund is exercised, the Fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in the Fund’s portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, a Fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks, the risk of non-performance by the contract counterparty, and the risk that Fred Alger Management, Inc. may not predict accurately future foreign exchange rates. For a more detailed discussion of the risks associated with these Funds, please see the Funds’ prospectus.

Before investing, carefully consider a Fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about The Alger Institutional Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

•	The S&P/Case-Shiller Home Price Index is an index of housing prices in the U.S.

•

The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 98% of the U.S. equity market.

•

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.

•

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

•	The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market without regard to company size.

FUND PERFORMANCE AS OF 3/31/13 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Capital Appreciation Class I (Inception 11/8/93)	10.54%	7.38%	11.76%
Alger Capital Appreciation Class R* (Inception 1/27/03)	9.98%	6.83%	11.20%
Alger Capital Appreciation Focus Class A (Inception 12/31/12)**	n/a	n/a	n/a
Alger Capital Appreciation Focus Class C (Inception 12/31/12)**	n/a	n/a	n/a
Alger Capital Appreciation Focus Class I (Inception 11/8/93)	3.63%	2.78%	6.89%
Alger Capital Appreciation Focus Class R* (Inception 1/27/03)	2.62%	2.08%	6.26%
Alger Capital Appreciation Focus Class Z (Inception 12/31/12)**	n/a	n/a	n/a
Alger Mid Cap Growth Class I (Inception 11/8/93)	13.90%	1.81%	8.77%
Alger Mid Cap Growth Class R* (Inception 1/27/03)	13.38%	1.30%	8.24%
Alger Small Cap Growth Class I (Inception 11/8/93)	11.54%	7.46%	12.15%
Alger Small Cap Growth Class R* (Inception 1/27/03)	11.01%	6.95%	11.62%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

**

Class A, Class C and Class Z performance since 12/31/12, inception date of the classes, was 3.03%, 7.50% and 8.84%, respectively.  Returns reflect maximum sales charge on Class A shares and applicable contingent deferred sales charge on Class C shares.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through April 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Fund Class I shares, the Russell 1000 Growth Index (an unmanaged index of common stocks) and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2013. Figures for the Alger Capital Appreciation Institutional Fund Class I shares, the Russell 1000 Growth Index and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Capital Appreciation Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	11.87%	6.16%	10.97%	11.41%
Class R* (Inception 1/27/03)	11.33%	5.62%	10.42%	10.85%
Russell 1000 Growth Index	12.60%	6.66%	8.08%	7.91%
Russell 3000 Growth Index	12.83%	6.75%	8.26%	7.65%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION FOCUS FUND

Fund Highlights Through April 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Focus Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2013. The figures for the Alger Capital Appreciation Focus Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Capital Appreciation Focus Fund Class A, C, R and Z shares may vary from the results shown above due to differences in expenses the class bears.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class A (Inception 12/31/12)†	n/a	n/a	n/a	n/a	**
Class C (Inception 12/31/12)††	n/a	n/a	n/a	n/a	**
Class I (Inception 11/8/93)	5.13%	1.65%	6.03%	7.29%
Class R* (Inception 1/27/03)	3.96%	0.94%	5.39%	6.70%
Class Z (Inception 12/31/12)	n/a	n/a	n/a	n/a	**
Russell 1000 Growth Index	12.60%	6.66%	8.08%	7.91%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

**	Class A, Class C and Class Z performance since 12/31/2012, inception date of the classes, was 3.03%†, 7.44%††, and 8.84%, respectively. Russell 1000 Growth Index for the same period was 11.87%.
†	Returns reflect the maximum initial sales charges.
††	Returns reflect the applicable contingent deferred sales charge.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2013. Figures for the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	13.50%	0.72%	8.12%	11.79%
Class R* (Inception 1/27/03)	12.92%	0.19%	7.59%	11.23%
Russell Midcap Growth Index	14.42%	6.79%	10.96%	8.91%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2013. The figures for the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	10.60%	6.15%	11.26%	9.08%
Class R* (Inception 1/27/03)	10.02%	5.64%	10.73%	8.55%
Russell 2000 Growth Index	15.67%	7.81%	10.53%	6.34%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

PORTFOLIO SUMMARY*

April 30, 2013 (Unaudited)

SECTORS	Alger Capital Appreciation Institutional Fund	Alger Capital Appreciation Focus Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
Consumer Discretionary	19.9%	25.5%	25.8%	18.2%
Consumer Staples	8.9	5.7	4.8	3.5
Energy	4.5	5.3	7.4	5.5
Financials	8.2	10.3	6.7	7.7
Health Care	13.2	10.5	13.2	20.3
Industrials	10.4	8.9	13.6	16.5
Information Technology	29.0	22.2	16.7	20.4
Materials	3.4	3.0	7.3	5.2
Telecommunication Services	1.6	1.3	1.8	0.9
Short-Term Investments and Net Other Assets	0.9	7.3	2.7	1.8
	100.0%	100.0%	100.0%	100.0%

* Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS  |

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments‡ (Unaudited) April 30, 2013

	SHARES	VALUE
COMMON STOCKS—96.4%
ADVERTISING—1.0%
Focus Media Holding Ltd. #	238,400	$6,501,168
Lamar Advertising Co., Cl. A *	301,000	14,092,820
		20,593,988
AEROSPACE & DEFENSE—2.2%
Boeing Co., /The	179,900	16,444,659
Honeywell International, Inc.	356,400	26,209,656
Precision Castparts Corp.	10,900	2,085,061
		44,739,376
AIR FREIGHT & LOGISTICS—1.5%
FedEx Corp.	164,600	15,474,046
United Parcel Service, Inc., Cl. B	184,600	15,846,064
		31,320,110
AIRLINES—0.6%
Copa Holdings SA	53,900	6,768,762
Delta Air Lines, Inc. *	316,400	5,423,096
		12,191,858
APPAREL ACCESSORIES & LUXURY GOODS—1.9%
Fossil, Inc. *	78,700	7,722,044
Michael Kors Holdings Ltd. *	288,100	16,404,414
PVH Corp.	128,420	14,820,952
		38,947,410
APPAREL RETAIL—0.7%
L Brands, Inc.	226,100	11,397,701
VF Corp.	21,600	3,849,552
		15,247,253
APPLICATION SOFTWARE—2.0%
Cadence Design Systems, Inc. *	1,550,500	21,396,900
Citrix Systems, Inc. *	33,502	2,082,819
Salesforce.com, Inc. *	462,000	18,992,820
		42,472,539
AUTO PARTS & EQUIPMENT—1.4%
Delphi Automotive PLC	318,002	14,694,872
WABCO Holdings, Inc. *	201,600	14,561,568
		29,256,440
BIOTECHNOLOGY—2.9%
Amgen, Inc.	204,700	21,331,787
Gilead Sciences, Inc. *	429,800	21,765,072
Infinity Pharmaceuticals, Inc. *	76,700	3,305,003
Vertex Pharmaceuticals, Inc. *	176,800	13,581,776
		59,983,638
BROADCASTING—1.8%
CBS Corp., Cl. B	621,840	28,467,835
Scripps Networks Interactive, Inc., Cl. A	138,585	9,226,990
		37,694,825

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CABLE & SATELLITE—1.9%
Comcast Corporation, Cl. A	669,100	$27,633,830
DISH Network Corp.	307,900	12,066,601
		39,700,431
CASINOS & GAMING—1.1%
Las Vegas Sands Corp.	407,800	22,938,750

COMMUNICATIONS EQUIPMENT—2.0%
Cisco Systems, Inc.	197,300	4,127,516
F5 Networks, Inc. *	194,600	14,873,278
QUALCOMM, Inc.	363,300	22,386,546
		41,387,340
COMPUTER HARDWARE—5.5%
Apple, Inc.	256,500	113,565,378

COMPUTER STORAGE & PERIPHERALS—0.8%
SanDisk Corp.*	328,500	17,226,540

CONSTRUCTION & ENGINEERING—1.3%
Chicago Bridge & Iron Co., NV #	214,200	11,521,818
Quanta Services, Inc. *	569,900	15,660,852
		27,182,670
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.9%
Caterpillar, Inc.	137,196	11,616,385
Joy Global, Inc.	30,500	1,723,860
Terex Corp. *	220,200	6,297,720
		19,637,965
CONSUMER FINANCE—1.5%
American Express Co.	202,800	13,873,548
Capital One Financial Corp.	289,500	16,727,310
		30,600,858
DATA PROCESSING & OUTSOURCED SERVICES—1.5%
Alliance Data Systems Corp. *	62,100	10,666,917
Blackhawk Network Holdings, Inc. *	54,500	1,304,730
EVERTEC, Inc. *	63,600	1,275,180
Mastercard, Inc., Cl. A	32,797	18,134,445
		31,381,272
DISTILLERS & VINTNERS—0.7%
Beam, Inc.	210,800	13,640,868

DIVERSIFIED CHEMICALS—0.9%
Eastman Chemical Co.	148,800	9,917,520
PPG Industries, Inc.	55,600	8,180,984
		18,098,504
DRUG RETAIL—2.1%
CVS Caremark Corp.	747,185	43,471,223

ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Eaton Corp., PLC	262,088	16,094,824

	SHARES	VALUE
COMMON STOCKS—(CONT.)
FERTILIZERS & AGRICULTURAL CHEMICALS—0.7%
Mosaic Co., /The	231,800	$14,276,562

FOOTWEAR—0.2%
NIKE, Inc., Cl. B	74,500	4,738,200

GENERAL MERCHANDISE STORES—0.5%
Dollar General Corp.*	212,945	11,092,305

HEALTH CARE EQUIPMENT—1.0%
Covidien PLC	288,540	18,420,394
Insulet Corp. *	133,500	3,369,540
		21,789,934
HEALTH CARE FACILITIES—1.5%
HCA Holdings, Inc.	644,100	25,693,149
Universal Health Services, Inc., Cl. B	92,810	6,180,218
		31,873,367
HEALTH CARE SERVICES—1.7%
Express Scripts, Inc.*	590,100	35,034,237

HOME IMPROVEMENT RETAIL—1.7%
Home Depot, Inc., /The	162,200	11,897,370
Lowe’s Companies, Inc.	604,700	23,232,574
		35,129,944
HOTELS RESORTS & CRUISE LINES—0.6%
Wyndham Worldwide Corporation	210,900	12,670,872

HOUSEHOLD PRODUCTS—1.2%
Procter & Gamble Co., /The	320,600	24,612,462

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.6%
Robert Half International, Inc.	380,900	12,501,138

HYPERMARKETS & SUPER CENTERS—0.7%
Costco Wholesale Corp.	132,500	14,366,975

INDUSTRIAL MACHINERY—0.2%
Ingersoll-Rand PLC	95,400	5,132,520

INTEGRATED TELECOMMUNICATION SERVICES—1.1%
Verizon Communications, Inc.	432,200	23,299,902

INTERNET RETAIL—2.1%
Amazon.com, Inc.*	175,100	44,442,131

INTERNET SOFTWARE & SERVICES—9.6%
eBay, Inc. *	703,600	36,861,604
Equinix, Inc. *	47,800	10,233,980
Facebook, Inc. *	1,239,200	34,400,192
Google, Inc., Cl. A *	86,310	71,168,637
LinkedIn Corp. *	52,600	10,103,934
Sina Corp. *	326,900	18,411,008
VistaPrint NV *	256,663	10,471,850
Yahoo! Inc. *	338,300	8,366,159
		200,017,364

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INVESTMENT BANKING & BROKERAGE—1.5%
Morgan Stanley	1,425,900	$31,583,685

IT CONSULTING & OTHER SERVICES—2.7%
International Business Machines Corp.	274,800	55,657,992

LEISURE FACILITIES—0.2%
SeaWorld Entertainment, Inc.*	105,300	3,538,080

LIFE SCIENCES TOOLS & SERVICES—0.5%
Thermo Fisher Scientific, Inc.	138,500	11,174,180

MANAGED HEALTH CARE—1.2%
UnitedHealth Group, Inc.	414,600	24,846,978

MOVIES & ENTERTAINMENT—2.7%
News Corp., Cl. A	329,100	10,192,227
Viacom, Inc., Cl. B	472,500	30,235,275
Walt Disney Co., /The	237,100	14,899,364
		55,326,866
MULTI-LINE INSURANCE—0.4%
American International Group, Inc.*	187,300	7,757,966

OIL & GAS EQUIPMENT & SERVICES—2.0%
Cameron International Corp. *	277,400	17,073,970
Halliburton Company	359,100	15,358,707
National Oilwell Varco, Inc.	154,300	10,063,446
		42,496,123
OIL & GAS EXPLORATION & PRODUCTION—1.8%
Anadarko Petroleum Corp.	292,300	24,775,348
Pioneer Natural Resources Co.	108,855	13,305,347
		38,080,695
OIL & GAS REFINING & MARKETING—0.6%
Valero Energy Corp.	302,600	12,200,832

OTHER DIVERSIFIED FINANCIAL SERVICES—2.0%
Bank of America Corp.	769,980	9,478,454
Citigroup, Inc.	670,800	31,299,528
		40,777,982
PAPER PRODUCTS—0.3%
International Paper Co.	123,200	5,787,936

PHARMACEUTICALS—4.4%
Actavis, Inc. *	184,700	19,528,331
Bristol-Myers Squibb Co.	378,300	15,026,076
Eli Lilly & Co.	306,800	16,990,584
Pfizer, Inc.	1,124,400	32,686,308
Sanofi #	114,500	6,108,575
		90,339,874
REGIONAL BANKS—0.2%
Zions Bancorporation	154,600	3,806,252

RESTAURANTS—1.8%
McDonald’s Corp.	210,700	21,520,898

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESTAURANTS—(CONT.)
Starbucks Corp.	249,500	$15,179,580
		36,700,478
SECURITY & ALARM SERVICES—1.2%
ADT Corp., /The	185,027	8,074,578
Tyco International Ltd.	497,655	15,984,679
		24,059,257
SEMICONDUCTOR EQUIPMENT—1.4%
ASML Holding NV #	165,177	12,284,214
Lam Research Corp. *	344,500	15,922,790
		28,207,004
SEMICONDUCTORS—2.2%
Broadcom Corp., Cl. A	282,800	10,180,800
Intel Corp.	841,900	20,163,505
Microsemi Corp. *	47,800	994,240
NXP Semiconductor NV *	504,000	13,885,200
		45,223,745
SOFT DRINKS—2.4%
Coca-Cola Co., /The	532,700	22,549,191
PepsiCo, Inc.	338,200	27,891,354
		50,440,545
SPECIALTY CHEMICALS—1.6%
Celanese Corp.	235,489	11,635,511
Rockwood Holdings, Inc.	323,355	20,982,506
		32,618,017
SPECIALTY STORES—0.3%
Dick’s Sporting Goods, Inc.	127,000	6,108,700

SYSTEMS SOFTWARE—1.2%
Microsoft Corp.	349,400	11,565,140
Red Hat, Inc. *	292,400	14,014,732
		25,579,872
TOBACCO—1.8%
Philip Morris International, Inc.	394,505	37,710,733

TRADING COMPANIES & DISTRIBUTORS—1.1%
MRC Global, Inc. *	350,800	10,506,460
United Rentals, Inc. *	78,200	4,114,102
WESCO International, Inc. *	122,400	8,774,856
		23,395,418
WIRELESS TELECOMMUNICATION SERVICES—0.5%
SBA Communications Corp., Cl. A *	68,852	5,438,620
Vodafone Group PLC #	174,500	5,337,955
		10,776,575
TOTAL COMMON STOCKS (Cost $1,746,889,170)		2,002,547,758

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP—0.8%
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
Blackstone Group LP	799,300	$16,425,615

TOTAL MASTER LIMITED PARTNERSHIP (Cost $13,070,125)		16,425,615

REAL ESTATE INVESTMENT TRUST—1.9%
MORTGAGE—0.7%
Two Harbors Investment Corp.	1,276,100	15,287,678

RESIDENTIAL—0.6%
American Homes 4 Rent *(L2)(a)	601,635	10,739,185
Silver Bay Realty Trust Corp.	62,306	1,188,798
		11,927,983
SPECIALIZED—0.6%
Ryman Hospitality Properties	279,369	12,420,746

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $34,464,198)		39,636,407

Total Investments (Cost $1,794,423,493)(b)	99.1%	2,058,609,780
Other Assets in Excess of Liabilities	0.9	17,772,063
NET ASSETS	100.0%	$2,076,381,843

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depositary Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.5% of the net assets of the Fund.

(b)

At April 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,794,423,493, amounted to $264,186,288 which consisted of aggregate gross unrealized appreciation of $273,080,462 and aggregate gross unrealized depreciation of $8,894,174.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS  |  ALGER CAPITAL APPRECIATION FOCUS FUND

Schedule of Investments‡ (Unaudited) April 30, 2013

	SHARES	VALUE
COMMON STOCKS—89.0%
AEROSPACE & DEFENSE—2.1%
Honeywell International, Inc.	4,250	$312,545

AIR FREIGHT & LOGISTICS—2.2%
FedEx Corp.	3,500	329,035

APPAREL ACCESSORIES & LUXURY GOODS—2.1%
PVH Corp.	2,650	305,837

APPLICATION SOFTWARE—2.4%
Cadence Design Systems, Inc.*	25,800	356,040

AUTO PARTS & EQUIPMENT—4.0%
Delphi Automotive PLC	5,750	265,707
WABCO Holdings, Inc. *	4,450	321,424
		587,131
BIOTECHNOLOGY—0.5%
Vertex Pharmaceuticals, Inc.*	900	69,138

BROADCASTING—2.0%
CBS Corp., Cl. B	6,350	290,703

CABLE & SATELLITE—3.2%
Comcast Corporation, Cl. A	11,500	474,950

CASINOS & GAMING—1.9%
Las Vegas Sands Corp.	5,000	281,250

COMMUNICATIONS EQUIPMENT—1.3%
QUALCOMM, Inc.	3,000	184,860

COMPUTER HARDWARE—5.4%
Apple, Inc.	1,783	789,423

COMPUTER STORAGE & PERIPHERALS—0.8%
SanDisk Corp.*	2,300	120,612

CONSTRUCTION & ENGINEERING—1.9%
Chicago Bridge & Iron Co., NV #	2,200	118,338
Quanta Services, Inc. *	5,800	159,384
		277,722
CONSUMER FINANCE—1.5%
Capital One Financial Corp.	3,700	213,786

DRUG RETAIL—2.3%
CVS Caremark Corp.	5,750	334,535

HEALTH CARE FACILITIES—2.6%
HCA Holdings, Inc.	9,750	388,928

HEALTH CARE SERVICES—1.9%
Express Scripts, Inc.*	4,750	282,007

HOME IMPROVEMENT RETAIL—3.7%
Home Depot, Inc., /The	4,000	293,400
Lowe’s Companies, Inc.	6,650	255,493
		548,893
HOUSEHOLD PRODUCTS—1.9%
Procter & Gamble Co., /The	3,650	280,211

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.4%
Robert Half International, Inc.	6,400	$210,048

INTEGRATED TELECOMMUNICATION SERVICES—1.3%
Verizon Communications, Inc.	3,500	188,685

INTERNET RETAIL—2.8%
Amazon.com, Inc.*	1,620	411,172

INTERNET SOFTWARE & SERVICES—9.6%
eBay, Inc. *	5,100	267,189
Facebook, Inc. *	14,400	399,744
Google, Inc., Cl. A *	702	578,848
Sina Corp. *	3,150	177,408
		1,423,189
INVESTMENT BANKING & BROKERAGE—2.5%
Morgan Stanley	16,700	369,905

IT CONSULTING & OTHER SERVICES—2.7%
International Business Machines Corp.	1,950	394,953

MANAGED HEALTH CARE—1.7%
UnitedHealth Group, Inc.	4,150	248,710

MOVIES & ENTERTAINMENT—3.6%
Viacom, Inc., Cl. B	8,250	527,918

OIL & GAS EQUIPMENT & SERVICES—1.8%
Schlumberger Ltd.	3,650	271,669

OIL & GAS EXPLORATION & PRODUCTION—2.6%
Anadarko Petroleum Corp.	2,400	203,424
Pioneer Natural Resources Co.	1,450	177,233
		380,657
OIL & GAS REFINING & MARKETING—0.9%
Valero Energy Corp.	3,250	131,040

OTHER DIVERSIFIED FINANCIAL SERVICES—2.6%
Citigroup, Inc.	8,350	389,611

PHARMACEUTICALS—3.8%
Actavis, Inc. *	1,550	163,881
Eli Lilly & Co.	2,500	138,450
Pfizer, Inc.	9,100	264,537
		566,868
RESTAURANTS—2.2%
McDonald’s Corp.	3,150	321,741

SOFT DRINKS—1.5%
PepsiCo, Inc.	2,700	222,669

SPECIALTY CHEMICALS—3.0%
Celanese Corp.	5,050	249,520
Rockwood Holdings, Inc.	3,050	197,915
		447,435
TRADING COMPANIES & DISTRIBUTORS—1.3%
MRC Global, Inc. *	2,950	88,353

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TRADING COMPANIES & DISTRIBUTORS—(CONT.)
WESCO International, Inc. *	1,400	$100,366
		188,719
TOTAL COMMON STOCKS (Cost $12,196,214)		13,122,595

MASTER LIMITED PARTNERSHIP —2.7%
ASSET MANAGEMENT & CUSTODY BANKS—2.7%
Blackstone Group LP	19,350	397,642

TOTAL MASTER LIMITED PARTNERSHIP (Cost $396,020)		397,642

REAL ESTATE INVESTMENT TRUST—1.0%
SPECIALIZED—1.0%
Ryman Hospitality Properties	3,400	151,164

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $127,767)		151,164

Total Investments (Cost $12,720,001)(a)	92.7%	13,671,401
Other Assets in Excess of Liabilities	7.3	1,078,564
NET ASSETS	100.0%	$14,749,965

‡                      Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                      Non-income producing security.

#                      American Depositary Receipts.

(a)              At April 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $12,720,000, amounted to $951,401 which consisted of aggregate gross unrealized appreciation of $1,070,093 and aggregate gross unrealized depreciation of $118,692.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS  |  ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments‡ (Unaudited) April 30, 2013

	SHARES	VALUE
COMMON STOCKS—95.4%
ADVERTISING—1.1%
Lamar Advertising Co., Cl. A*	43,400	$2,031,988

AEROSPACE & DEFENSE—1.4%
B/E Aerospace, Inc. *	25,100	1,574,774
TransDigm Group, Inc.	7,100	1,042,280
		2,617,054
AIRLINES—1.6%
Alaska Air Group, Inc. *	24,800	1,528,672
Copa Holdings SA	11,400	1,431,612
		2,960,284
ALTERNATIVE CARRIERS—0.7%
Intelsat SA*	68,600	1,382,290

APPAREL ACCESSORIES & LUXURY GOODS—4.8%
Fifth & Pacific Cos, Inc. *	84,700	1,746,514
Fossil, Inc. *	20,400	2,001,648
Michael Kors Holdings Ltd. *	31,600	1,799,304
PVH Corp.	16,500	1,904,265
Ralph Lauren Corp.	8,300	1,507,114
		8,958,845
APPAREL RETAIL—2.6%
Gap Inc., /The	36,700	1,394,233
L Brands, Inc.	44,100	2,223,081
Ross Stores, Inc.	20,600	1,361,042
		4,978,356
APPLICATION SOFTWARE—3.1%
Cadence Design Systems, Inc. *	123,900	1,709,820
Citrix Systems, Inc. *	30,200	1,877,534
Nuance Communications, Inc. *	56,500	1,075,760
Splunk, Inc. *	28,785	1,174,428
		5,837,542
ASSET MANAGEMENT & CUSTODY BANKS—1.9%
Affiliated Managers Group, Inc. *	6,800	1,058,624
T. Rowe Price Group, Inc.	21,400	1,551,500
WisdomTree Investments, Inc. *	83,300	966,280
		3,576,404
AUTO PARTS & EQUIPMENT—1.8%
Delphi Automotive PLC	42,250	1,952,372
WABCO Holdings, Inc. *	18,900	1,365,147
		3,317,519
BIOTECHNOLOGY—5.3%
Alexion Pharmaceuticals, Inc. *	18,500	1,813,000
BioMarin Pharmaceutical, Inc. *	25,400	1,666,240
Idenix Pharmaceuticals, Inc. *	183,759	679,908
Medivation, Inc. *	15,700	827,547
Merrimack Pharmaceuticals, Inc. *	213,133	1,048,615
Onyx Pharmaceuticals, Inc. *	11,150	1,057,020
Regeneron Pharmaceuticals, Inc. *	6,500	1,398,410

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Vertex Pharmaceuticals, Inc. *	19,900	$1,528,718
		10,019,458
BROADCASTING—3.7%
CBS Corp., Cl. B	45,800	2,096,724
Discovery Communications, Inc., Series C *	24,200	1,715,538
Scripps Networks Interactive, Inc., Cl. A	27,300	1,817,634
Sinclair Broadcast Group, Inc., CL. A	25,000	670,000
Tribune Co. *	13,000	737,750
		7,037,646
CABLE & SATELLITE—1.7%
AMC Networks, Inc. *	5,800	365,458
Liberty Global, Inc., Cl. A *	19,000	1,375,030
Sirius XM Radio, Inc.	423,100	1,375,075
		3,115,563
CASINOS & GAMING—1.0%
Wynn Resorts Ltd.	14,100	1,935,930

COMMUNICATIONS EQUIPMENT—0.9%
F5 Networks, Inc.*	21,500	1,643,245

COMPUTER STORAGE & PERIPHERALS—0.5%
SanDisk Corp.*	16,500	865,260

CONSTRUCTION & ENGINEERING—0.9%
Quanta Services, Inc. *	40,800	1,121,184
TPI - Triunfo Participacoes e Investimentos SA	90,300	514,066
		1,635,250
CONSTRUCTION MATERIALS—0.6%
Eagle Materials Inc.	16,200	1,097,550

DATA PROCESSING & OUTSOURCED SERVICES—2.2%
Alliance Data Systems Corp. *	12,000	2,061,240
Fiserv, Inc. *	11,500	1,047,765
Paychex, Inc.	30,000	1,092,300
		4,201,305
DISTILLERS & VINTNERS—1.3%
Beam, Inc.	39,000	2,523,690

DISTRIBUTORS—0.5%
LKQ Corp.*	40,700	980,056

DIVERSIFIED CHEMICALS—2.3%
Eastman Chemical Co.	27,000	1,799,550
PPG Industries, Inc.	17,100	2,516,094
		4,315,644
ELECTRICAL COMPONENTS & EQUIPMENT—1.6%
Eaton Corp., PLC	28,300	1,737,903
Hubbell Inc., Cl. B	13,000	1,247,480
		2,985,383
ELECTRONIC EQUIPMENT MANUFACTURERS—0.4%
OSI Systems, Inc.*	14,500	830,850

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ENVIRONMENTAL & FACILITIES SERVICES—1.4%
Stericycle, Inc. *	14,300	$1,548,976
Tetra Tech, Inc. *	40,300	1,059,487
		2,608,463
FOOD RETAIL—0.5%
Whole Foods Market, Inc.	10,200	900,864

GENERAL MERCHANDISE STORES—0.7%
Dollar General Corp.*	25,350	1,320,482

HEALTH CARE EQUIPMENT—1.2%
CR Bard, Inc.	14,700	1,460,592
Thoratec Corp. *	20,400	738,480
		2,199,072
HEALTH CARE FACILITIES—1.6%
HCA Holdings, Inc.	30,700	1,224,623
Tenet Healthcare Corporation *	40,450	1,834,812
		3,059,435
HEALTH CARE SERVICES—0.6%
Catamaran Corp.*	18,010	1,039,717

HEALTH CARE TECHNOLOGY—1.0%
Agilent Technologies, Inc.	24,700	1,023,568
HMS Holdings Corp. *	37,300	940,333
		1,963,901
HOMEBUILDING—0.4%
Taylor Morrison Home Corp., Cl. A*	31,700	817,226

HOTELS RESORTS & CRUISE LINES—2.3%
Marriott Vacations Worldwide Corp. *	42,200	1,919,256
Wyndham Worldwide Corporation	41,200	2,475,296
		4,394,552
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.9%
Robert Half International, Inc.	50,200	1,647,564

INDUSTRIAL MACHINERY—1.4%
Ingersoll-Rand PLC	19,800	1,065,240
Pall Corp.	13,800	920,598
SPX Corp.	9,000	670,590
		2,656,428
INTERNET SOFTWARE & SERVICES—2.4%
Equinix, Inc. *	8,800	1,884,080
LinkedIn Corp. *	10,200	1,959,318
VistaPrint NV *	16,600	677,280
		4,520,678
LEISURE FACILITIES—0.6%
SeaWorld Entertainment, Inc.*	33,300	1,118,880

LIFE & HEALTH INSURANCE—0.7%
Lincoln National Corp.	37,900	1,288,979

LIFE SCIENCES TOOLS & SERVICES—1.3%
Charles River Laboratories International Inc. *	33,800	1,469,962

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—(CONT.)
Illumina, Inc. *	9,600	$621,024
PerkinElmer, Inc.	11,600	355,540
		2,446,526
METAL & GLASS CONTAINERS—1.0%
Berry Plastics Group, Inc.*	94,900	1,803,100

MOTORCYCLE MANUFACTURERS—1.0%
Harley-Davidson, Inc.	32,800	1,792,520

OFFICE SERVICES & SUPPLIES—0.6%
West Corp.	58,300	1,224,300

OIL & GAS DRILLING—0.2%
Ensco PLC^	6,600	380,688

OIL & GAS EQUIPMENT & SERVICES—2.0%
Cameron International Corp. *,^	37,450	2,305,047
Superior Energy Services, Inc. *,^	50,600	1,396,054
		3,701,101
OIL & GAS EXPLORATION & PRODUCTION—4.4%
Cabot Oil & Gas Corp.	25,800	1,755,690
Denbury Resources, Inc. *,^	59,700	1,068,033
Pioneer Natural Resources Co. ^	20,400	2,493,492
Rosetta Resources, Inc. *,^	26,200	1,124,242
Whitinig Petroleum Corp. *,^	42,500	1,891,250
		8,332,707
OIL & GAS REFINING & MARKETING—0.8%
Tesoro Corp.^	27,900	1,489,860

PACKAGED FOODS & MEATS—2.5%
ConAgra Foods, Inc.	68,000	2,405,160
Hershey Co., /The	26,000	2,318,160
		4,723,320
PAPER PRODUCTS—0.7%
International Paper Co.	27,100	1,273,158

PERSONAL PRODUCTS—0.4%
Avon Products, Inc.	33,800	782,808

PHARMACEUTICALS—2.2%
Actavis, Inc. *	30,200	3,193,046
Zoetis, Inc.	26,900	888,238
		4,081,284
REAL ESTATE SERVICES—0.8%
Jones Lang LaSalle, Inc.	14,400	1,425,888

REGIONAL BANKS—0.4%
Zions Bancorporation	33,200	817,384

RESEARCH & CONSULTING SERVICES—1.1%
CoStar Group, Inc. *	6,700	726,347
Verisk Analytics, Inc., Cl. A *	21,200	1,299,348
		2,025,695

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESTAURANTS—1.5%
Buffalo Wild Wings, Inc. *	16,600	$1,494,000
Chipotle Mexican Grill, Inc. *	3,500	1,271,165
		2,765,165
SECURITY & ALARM SERVICES—1.1%
ADT Corp., /The	16,600	724,424
Tyco International Ltd.	40,900	1,313,708
		2,038,132
SEMICONDUCTOR EQUIPMENT—0.8%
Lam Research Corp.*	33,200	1,534,504

SEMICONDUCTORS—3.2%
Avago Technologies Ltd.	45,500	1,454,180
Microsemi Corp. *	84,900	1,765,920
NXP Semiconductor NV *	56,500	1,556,575
Skyworks Solutions, Inc. *	54,100	1,193,987
		5,970,662
SPECIALIZED FINANCE—1.1%
IntercontinentalExchange, Inc. *	6,300	1,026,459
Moody’s Corp.	17,400	1,058,790
		2,085,249
SPECIALTY CHEMICALS—2.7%
Celanese Corp.	30,100	1,487,241
Rockwood Holdings, Inc.	34,700	2,251,683
Valspar Corp., /The	22,200	1,416,804
		5,155,728
SPECIALTY STORES—2.0%
Dick’s Sporting Goods, Inc.	37,300	1,794,130
Tractor Supply Co.	18,100	1,939,777
		3,733,907
SYSTEMS SOFTWARE—3.2%
CommVault Systems, Inc. *	16,700	1,228,118
Fortinet, Inc. *	66,600	1,196,136
NetSuite, Inc. *	7,000	615,720
Red Hat, Inc. *	61,700	2,957,281
		5,997,255
TRADING COMPANIES & DISTRIBUTORS—1.7%
WESCO International, Inc. *	13,200	946,308
WW Grainger, Inc.	9,100	2,242,877
		3,189,185
WIRELESS TELECOMMUNICATION SERVICES—1.1%
Crown Castle International Corp.*	26,200	2,017,400

TOTAL COMMON STOCKS (Cost $165,588,982)		179,170,879

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP —0.6%
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
KKR & Co., LP	50,100	$1,052,100

TOTAL MASTER LIMITED PARTNERSHIP (Cost $896,201)		1,052,100

REAL ESTATE INVESTMENT TRUST—1.3%
RESIDENTIAL—1.3%
American Homes 4 Rent*(L2)(a)	131,900	2,354,415

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,978,500)		2,354,415

	CONTRACTS
PURCHASED OPTIONS—0.0%
PUT OPTIONS—0.0%
Cobalt International Energy, Inc./ May/ 22.5*(L2)	182	—
SPDR S&P 500 ETF Trust/ May/ 154*,~	131	4,716
SPDR S&P 500 ETF Trust/ May/ 156*,~	66	4,092

TOTAL PUT OPTIONS (Cost $25,806)		8,808

CALL OPTIONS—0.0%
Ensco PLC/ May/ 57.5*,^	33	4,620
SM Energy Co./ May/ 65*,^	66	5,610

TOTAL CALL OPTIONS (Cost $8,179)		10,230

TOTAL PURCHASED OPTIONS (Cost $33,985)		19,038

Total Investments (Cost $168,497,668)(b)	97.3%	182,596,432
Other Assets in Excess of Liabilities	2.7	5,044,083
NET ASSETS	100.0%	$187,640,515

‡               Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

^                       All or a portion of this security has been pledged as collateral for written call options.

~                      All or a portion of this security has been pledged as collateral for written put options.

*                      Non-income producing security.

(a)              Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 1.3% of the net assets of the Fund.

(b)              At April 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $168,497,668, amounted to $14,098,764 which consisted of aggregate gross unrealized appreciation of $19,167,211 and aggregate gross unrealized depreciation of $5,068,447.

(L2)       Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Cameron International Corp./ May/ 62.5	66	6,600	$14,190
Cobalt International Energy, Inc./ May/ 27.5	99	9,900	8,415
Denbury Resources, Inc./ May/ 18(L2)	33	3,300	1,650
Gulfport Energy Corp./ May/ 42.5(L2)	49	4,900	1,225
Gulfport Energy Corp./ May/ 45(L2)	49	4,900	2,205
Peabody Energy Corp./ May/ 21	65	6,500	8,450
SM Energy Co./ May/ 60	62	6,200	13,888
SM Energy Co./ May/ 65(L2)	63	6,300	29,610
SPDR S&P 500 ETF Trust/ May/ 153	131	13,100	3,799
SPDR S&P 500 ETF Trust/ May/ 155	66	6,600	3,168
Tesoro Corp./ May/ 55	33	3,300	11,220
Tesoro Corp./ May/ 60	33	3,300	23,100
TOTAL PUT OPTIONS WRITTEN (Premiums Received $154,284)			120,920
CALL OPTIONS WRITTEN
Cameron International Corp./ May/ 57.5(L2)	33	3,300	14,190
Cameron International Corp./ May/ 60	66	6,600	15,510
Denbury Resources, Inc./ May/ 17(L2)	65	6,500	6,500
Ensco PLC/ May/ 55	66	6,600	20,460
Ensco PLC/ May/ 60	66	6,600	2,640
Pioneer Natural Resources Co./ May/ 115	16	1,600	13,760
Pioneer Natural Resources Co./ May/ 120	16	1,600	7,152
Rosetta Resources, Inc./ June/ 40(L2)	33	3,300	13,200
Rosetta Resources, Inc./ June/ 45(L2)	33	3,300	4,455
Rosetta Resources, Inc./ May/ 40	33	3,300	11,550
SM Energy Co./ May/ 55	33	3,300	20,361
SM Energy Co./ May/ 60	33	3,300	7,755
Superior Energy Services, Inc./ May/ 25	99	9,900	26,235
Tesoro Corp./ May/ 50	198	19,800	78,210
Tesoro Corp./ May/ 55	66	6,600	9,240
Whiting Petroleum Corp./ June/ 47	33	3,300	3,828
Whiting Petroleum Corp./ May/ 44	33	3,300	5,610
Whiting Petroleum Corp./ May/ 47	33	3,300	1,155
Whiting Petroleum Corp./ May/ 48	33	3,300	660
TOTAL CALL OPTIONS WRITTEN (Premiums Received $251,257)			262,471
TOTAL OPTIONS WRITTEN (Premiums Received $405,541)			$383,391

‡                      Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

(L2)       Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments‡ (Unaudited) April 30, 2013

	SHARES	VALUE
COMMON STOCKS—94.0%
AEROSPACE & DEFENSE—1.5%
Esterline Technologies Corp. *	83,775	$6,286,476
Hexcel Corp. *	273,850	8,352,425
		14,638,901
AIR FREIGHT & LOGISTICS—1.0%
HUB Group, Inc., Cl. A*	257,550	9,439,208

AIRLINES—1.8%
Alaska Air Group, Inc. *	169,100	10,423,324
US Airways Group, Inc. *	387,700	6,552,130
		16,975,454
ALTERNATIVE CARRIERS—0.9%
Cogent Communications Group, Inc.	306,050	8,765,272

APPAREL ACCESSORIES & LUXURY GOODS—1.2%
Fifth & Pacific Cos, Inc.*	543,050	11,197,691

APPAREL RETAIL—2.9%
ANN, Inc. *	260,350	7,690,739
Children’s Place Retail Stores, Inc., /The *	106,450	5,207,534
DSW, Inc., Cl. A	134,000	8,860,080
Stage Stores, Inc.	234,500	6,493,305
		28,251,658
APPLICATION SOFTWARE—4.4%
Aspen Technology, Inc. *	325,000	9,906,000
BroadSoft, Inc. *	256,619	6,559,182
Cadence Design Systems, Inc. *	813,550	11,226,990
Synchronoss Technologies, Inc. *	160,150	4,538,651
Ultimate Software Group, Inc. *	101,600	9,813,544
		42,044,367
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
WisdomTree Investments, Inc.*	885,000	10,266,000

AUTO PARTS & EQUIPMENT—1.6%
American Axle & Manufacturing Holdings, Inc. *	459,650	6,145,520
Dana Holding Corp.	533,950	9,210,638
		15,356,158
BIOTECHNOLOGY—6.8%
ACADIA Pharmaceuticals, Inc. *	144,950	1,868,405
Acorda Therapeutics, Inc. *	163,150	6,455,846
Alkermes PLC *	339,150	10,381,381
Cepheid, Inc. *	228,200	8,701,266
Cubist Pharmaceuticals, Inc. *	122,950	5,645,864
Idenix Pharmaceuticals, Inc. *	617,100	2,283,270
Infinity Pharmaceuticals, Inc. *	89,500	3,856,555
Orexigen Therapeutics, Inc. *	604,550	3,675,664
Pharmacyclics, Inc. *	92,350	7,526,525
Seattle Genetics, Inc. *	117,850	4,354,558
Synageva BioPharma Corp. *	103,200	5,334,408
Theravance, Inc. *	140,300	4,735,125
		64,818,867

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BUILDING PRODUCTS—0.8%
AO Smith Corp.	97,100	$7,324,253

COMMUNICATIONS EQUIPMENT—2.2%
Aruba Networks, Inc. *	194,950	4,384,425
Finisar Corp. *	342,800	4,401,552
RADWARE Ltd. *	411,900	6,174,381
Ruckus Wireless, Inc. *	336,600	6,496,380
		21,456,738
COMPUTER HARDWARE—0.7%
Silicon Graphics International Corp.*	499,650	6,495,450

COMPUTER STORAGE & PERIPHERALS—0.4%
Fusion-io, Inc.*	190,200	3,571,956

CONSTRUCTION & ENGINEERING—0.7%
Primoris Services Corp.	299,300	6,596,572

CONSTRUCTION MATERIALS—0.8%
Eagle Materials Inc.	119,450	8,092,738

DATA PROCESSING & OUTSOURCED SERVICES—2.0%
EVERTEC, Inc. *	29,800	597,490
MAXIMUS, Inc.	128,050	10,204,305
WEX, Inc. *	108,085	8,190,681
		18,992,476
ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Acuity Brands Inc.	69,400	5,063,424

ELECTRONIC EQUIPMENT MANUFACTURERS—1.8%
Cognex Corp.	272,650	10,824,205
OSI Systems, Inc. *	109,800	6,291,540
		17,115,745
ENVIRONMENTAL & FACILITIES SERVICES—1.0%
Tetra Tech, Inc.*	379,800	9,984,942

FOOD DISTRIBUTORS—1.0%
United Natural Foods, Inc.*	187,204	9,348,968

FOOD RETAIL—0.4%
Fresh Market, Inc., /The*	93,800	3,839,234

FOOTWEAR—0.6%
Wolverine World Wide, Inc.	116,700	5,574,759

FOREST PRODUCTS—0.5%
Boise Cascade Co.*	144,350	4,623,530

HEALTH CARE EQUIPMENT—3.9%
HeartWare International, Inc. *	72,200	7,017,840
Insulet Corp. *	371,850	9,385,494
NxStage Medical, Inc. *	418,700	4,676,879
Thoratec Corp. *	129,250	4,678,850
Volcano Corp. *	289,200	5,867,868
Wright Medical Group, Inc. *	257,571	6,037,464
		37,664,395

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—1.8%
Healthsouth Corp. *	293,300	$8,065,750
Tenet Healthcare Corporation *	204,100	9,257,976
		17,323,726
HEALTH CARE SERVICES—1.2%
Team Health Holdings, Inc.*	314,700	11,732,016

HEALTH CARE SUPPLIES—1.6%
Align Technology, Inc. *	242,300	8,024,976
Endologix, Inc. *	493,800	7,416,876
		15,441,852
HEALTH CARE TECHNOLOGY—1.9%
athenahealth, Inc. *	71,850	6,916,281
Greenway Medical Technologies *	342,500	4,613,475
HMS Holdings Corp. *	257,550	6,492,835
		18,022,591
HOME FURNISHINGS—0.5%
Ethan Allen Interiors, Inc.	157,850	4,621,848

HOMEBUILDING—0.6%
Taylor Morrison Home Corp., Cl. A*	220,300	5,679,334

HOMEFURNISHING RETAIL—1.2%
Pier 1 Imports, Inc.	480,600	11,154,726

HOTELS RESORTS & CRUISE LINES—1.8%
Interval Leisure Group	299,639	5,711,119
Marriott Vacations Worldwide Corp. *	247,650	11,263,122
		16,974,241
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.0%
On Assignment, Inc.*	383,750	9,313,613

INDUSTRIAL MACHINERY—4.2%
Actuant Corp., Cl. A	375,560	11,755,028
Chart Industries, Inc. *	90,200	7,649,862
ExOne Co., /The *	200,750	7,708,800
Middleby Corp. *	58,300	8,720,514
RBC Bearings, Inc. *	95,000	4,569,500
		40,403,704
INTERNET SOFTWARE & SERVICES—3.8%
Cornerstone OnDemand, Inc. *	305,200	11,072,656
DealerTrack Holdings, Inc. *	299,950	8,353,607
E2open, Inc. *	200,950	2,855,500
ExactTarget, Inc. *	428,200	8,384,156
Trulia, Inc. *	208,000	6,044,480
		36,710,399
IT CONSULTING & OTHER SERVICES—0.7%
InterXion Holding NV*	256,000	6,407,680

LEISURE FACILITIES—1.8%
Life Time Fitness, Inc. *	170,145	7,857,296
Six Flags Entertainment Corp.	132,400	9,647,988
		17,505,284

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LEISURE PRODUCTS—0.8%
Brunswick Corp.	249,300	$7,892,838

LIFE SCIENCES TOOLS & SERVICES—1.1%
Charles River Laboratories International Inc. *	112,450	4,890,451
PAREXEL International Corp. *	142,492	5,835,047
		10,725,498
MANAGED HEALTH CARE—1.1%
Centene Corp. *	112,300	5,188,260
Molina Healthcare, Inc. *	162,300	5,388,360
		10,576,620
METAL & GLASS CONTAINERS—1.0%
Berry Plastics Group, Inc.*	505,800	9,610,200

MOVIES & ENTERTAINMENT—1.0%
Lions Gate Entertainment Corp.*	384,550	9,540,685

OIL & GAS EQUIPMENT & SERVICES—1.3%
Bristow Group, Inc.	96,250	6,083,000
Dril-Quip, Inc. *	73,970	6,192,029
		12,275,029
OIL & GAS EXPLORATION & PRODUCTION—4.2%
Approach Resources, Inc. *	309,850	7,349,642
Berry Petroleum Co., Cl. A	84,140	4,031,147
Energy XXI Bermuda Ltd.	304,400	6,922,056
Kodiak Oil & Gas Corp. *	756,400	5,922,612
Nothern Oil and Gas, Inc. *	560,150	7,220,334
Rosetta Resources, Inc. *	210,300	9,023,973
		40,469,764
PACKAGED FOODS & MEATS—2.1%
B&G Foods, Inc.	324,800	10,023,328
Hain Celestial Group, Inc. *	156,817	10,232,309
		20,255,637
PHARMACEUTICALS—0.9%
Questcor Pharmaceuticals, Inc.	81,400	2,502,236
ViroPharma, Inc. *	213,500	5,817,875
		8,320,111
RAILROADS—1.2%
Genesee & Wyoming, Inc., Cl. A*	133,350	11,361,420

REAL ESTATE SERVICES—0.8%
Jones Lang LaSalle, Inc.	75,000	7,426,500

REGIONAL BANKS—1.0%
Texas Capital Bancshares, Inc.*	222,250	9,258,935

RESEARCH & CONSULTING SERVICES—0.8%
CoStar Group, Inc.*	74,705	8,098,769

RESTAURANTS—2.0%
Buffalo Wild Wings, Inc. *	91,700	8,253,000
Domino’s Pizza, Inc.	205,150	11,324,280
		19,577,280

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—2.4%
Applied Micro Circuits Corporation *	486,550	$3,629,663
Cypress Semiconductor Corp.	550,350	5,553,031
Freescale Semiconductor Holdings Ltd. *	10,500	162,540
Microsemi Corp. *	430,400	8,952,320
Semtech Corp. *	149,300	4,788,051
		23,085,605
SPECIALIZED CONSUMER SERVICES—0.3%
Sotheby’s	78,900	2,799,372

SPECIALTY CHEMICALS—2.9%
Chemtura Corp. *	460,750	9,795,545
Cytec Industries, Inc.	146,900	10,703,134
PolyOne Corp.	323,850	7,296,340
		27,795,019
SPECIALTY STORES—1.9%
Five Below, Inc.	268,940	9,679,151
Vitamin Shoppe, Inc. *	169,950	8,353,042
		18,032,193
SYSTEMS SOFTWARE—2.1%
CommVault Systems, Inc. *	128,750	9,468,275
Infoblox, Inc. *	256,150	5,663,477
Sourcefire, Inc. *	108,150	5,165,244
		20,296,996
THRIFTS & MORTGAGE FINANCE—0.6%
Northwest Bancshares, Inc.	449,650	5,508,213

TRADING COMPANIES & DISTRIBUTORS—0.9%
Beacon Roofing Supply, Inc.*	237,700	9,063,501

TRUCKING—1.0%
Avis Budget Group, Inc.*	329,000	9,488,360

TOTAL COMMON STOCKS (Cost $724,845,590)		900,248,315

MASTER LIMITED PARTNERSHIP —0.7%
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
Fortress Investment Group LLC, Cl. A	1,115,162	7,181,643

TOTAL MASTER LIMITED PARTNERSHIP (Cost $5,810,138)		7,181,643

REAL ESTATE INVESTMENT TRUST—3.5%
MORTGAGE—1.4%
American Capital Mortgage Investment Corp.	217,100	5,766,176
Two Harbors Investment Corp.	658,000	7,882,840
		13,649,016
RESIDENTIAL—1.3%
American Homes 4 Rent *(L2)(a)	312,150	5,571,878
Silver Bay Realty Trust Corp.	360,727	6,882,671
		12,454,549

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—(CONT.)
SPECIALIZED—0.8%
Ryman Hospitality Properties	172,265	$7,658,902

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $30,261,071)		33,762,467

Total Investments (Cost $760,916,799)(b)	98.2%	941,192,425
Other Assets in Excess of Liabilities	1.8	17,370,912
NET ASSETS	100.0%	$958,563,337

‡                      Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                      Non-income producing security.

(a)              Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.6% of the net assets of the Fund.

(b)              At April 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $760,916,799, amounted to $180,275,626 which consisted of aggregate gross unrealized appreciation of $203,459,011 and aggregate gross unrealized depreciation of $23,183,385.

(L2)       Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities (Unaudited) April 30, 2013

	Alger Capital Appreciation Institutional Fund	Alger Capital Appreciation Focus Fund
ASSETS:
Investments in securities, at value (identified cost below*) see accompanying schedules of investments	$2,058,609,780	$13,671,401
Cash and cash equivalents#	16,731,373	980,681
Receivable for investment securities sold	25,857,919	193,249
Receivable for shares of beneficial interest sold	3,418,048	20,623
Dividends and interest receivable	1,589,184	11,122
Receivable from Investment Manager	—	11,013
Prepaid expenses	114,273	71,327
Total Assets	2,106,320,577	14,959,416
LIABILITIES:
Payable for investment securities purchased	25,393,601	143,450
Payable for shares of beneficial interest redeemed	1,744,626	3,934
Accrued investment advisory fees	1,491,924	9,297
Accrued transfer agent fees	440,232	11,684
Accrued distribution fees	172,869	2,947
Accrued administrative fees	50,881	360
Accrued shareholder servicing fees	481,053	2,961
Accrued other expenses	163,548	34,818
Total Liabilities	29,938,734	209,451
NET ASSETS	$2,076,381,843	$14,749,965
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	1,720,211,134	21,132,133
Undistributed net investment income (accumulated loss)	792,198	(4,053)
Undistributed net realized gain (accumulated realized loss)	91,192,225	(7,329,515)
Net unrealized appreciation on investments	264,186,286	951,400
NET ASSETS	$2,076,381,843	$14,749,965

*Identified cost	$1,794,423,493	$12,720,001
**Written options premiums received	$—	$—

See Notes to Financial Statements.

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
ASSETS:
Investments in securities, at value (identified cost below*) see accompanying schedules of investments	$182,596,432	$941,192,425
Cash and cash equivalents#	6,629,495	11,843,768
Receivable for investment securities sold	5,109,126	12,521,762
Receivable for shares of beneficial interest sold	357,229	1,328,054
Dividends and interest receivable	35,592	190,221
Prepaid expenses	24,316	102,645
Total Assets	194,752,190	967,178,875
LIABILITIES:
Payable for investment securities purchased	5,964,169	4,876,869
Written options outstanding**	383,391	—
Payable for shares of beneficial interest redeemed	358,503	2,206,547
Accrued investment advisory fees	126,911	699,414
Accrued transfer agent fees	135,423	346,166
Accrued distribution fees	11,428	18,388
Accrued administrative fees	4,592	23,746
Accrued shareholder servicing fees	43,417	224,503
Accrued other expenses	83,841	219,905
Total Liabilities	7,111,675	8,615,538
NET ASSETS	$187,640,515	$958,563,337
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	514,828,652	729,315,651
Undistributed net investment income (accumulated loss)	(412,114)	(7,171,234)
Undistributed net realized gain (accumulated realized loss)	(340,896,937)	56,143,294
Net unrealized appreciation on investments	14,120,914	180,275,626
NET ASSETS	$187,640,515	$958,563,337

*Identified cost	$168,497,668	$760,916,799
**Written options premiums received	$405,541	$—

# Alger Mid Cap Growth Institutional Fund includes cash of $994,330 held as collateral for written options.

See Notes to Financial Statements.

	Alger Capital Appreciation Institutional Fund	Alger Capital Appreciation Focus Fund
NET ASSETS BY CLASS
Class A	$—	$1,244,908
Class C	$—	$1,430,209
Class I	$1,689,800,471	$8,446,084
Class R	$386,581,372	$3,519,933
Class Z	$—	$108,831
SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class A	—	77,902
Class C	—	89,722
Class I	69,106,349	528,253
Class R	16,706,397	231,255
Class Z	—	6,803

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	—	$15.98
Class A — Offering Price Per Share (includes 5.25% sales charge)	—	$16.87
Class C — Net Asset Value Per Share	—	$15.94
Class I — Net Asset Value Per Share	$24.45	$15.99
Class R — Net Asset Value Per Share	$23.14	$15.22
Class Z — Net Asset Value Per Share	—	$16.00

See Notes to Financial Statements.

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
NET ASSETS BY CLASS
Class I	$162,458,679	$918,108,688
Class R	$25,181,836	$40,454,649
SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class I	9,536,013	32,196,574
Class R	1,568,977	1,500,951

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class I — Net Asset Value Per Share	$17.04	$28.52
Class R — Net Asset Value Per Share	$16.05	$26.95

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations (Unaudited)

For the six months ended April 30, 2013

	Alger Capital Appreciation Institutional Fund	Alger Capital Appreciation Focus Fund
INCOME
Dividends (net of foreign withholding taxes below*)	$23,141,372	$219,445
Interest	27,713	1,950
Total Income	23,169,085	221,395
EXPENSES
Advisory fees—Note 3(a)	7,817,920	52,085
Distribution fees—Note3(c):
Class A	—	544
Class C	—	2,934
Class R	912,550	9,386
Shareholder servicing fees—Note 3(f)	2,513,896	17,745
Administrative fees—Note 3(b)	265,893	2,017
Custodian fees	61,736	12,795
Interest expenses	—	2,507
Transfer agent fees and expenses—Note 3(e)	588,448	16,445
Printing fees	53,617	3,025
Professional fees	55,229	17,487
Registration fees	41,650	33,294
Trustee fees—Note 3(g)	11,296	9,815
Miscellaneous	199,828	14,402
Total Expenses	12,522,063	194,481
Less, expense reimbursements Note 3(a)	—	(52,278)
Net Expenses	12,522,063	142,203
NET INVESTMENT INCOME	10,647,022	79,192
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and purchased options	120,805,087	1,578,933
Net realized loss on foreign currency transactions	—	(72)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	85,545,568	(303,510)
Net realized and unrealized gain on investments, options and foreign currency	206,350,655	1,275,351
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$216,997,677	$1,354,543

*Foreign withholding taxes	$112,996	$233

See Notes to Financial Statements.

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
INCOME
Dividends (net of foreign withholding taxes below*)	$1,055,691	$5,373,893
Interest	180	2,163
Total Income	1,055,871	5,376,056
EXPENSES
Advisory fees—Note 3(a)	728,831	3,867,351
Distribution fees—Note3(c):
Class R	64,008	109,048
Shareholder servicing fees—Note 3(f)	249,337	1,241,386
Administrative fees—Note 3(b)	26,372	131,300
Custodian fees	49,691	37,820
Interest expenses	12,853	236
Transfer agent fees and expenses—Note 3(e)	107,893	409,979
Printing fees	13,315	104,300
Professional fees	25,786	38,365
Registration fees	6,696	43,592
Trustee fees—Note 3(g)	10,030	10,735
Miscellaneous	34,802	121,238
Total Expenses	1,329,614	6,115,350
NET INVESTMENT LOSS	(273,743)	(739,294)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and purchased options	9,678,126	60,371,470
Net realized gain on foreign currency transactions	761	—
Net realized gain on options written	1,407,472	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	19,715,168	63,872,884
Net change in unrealized appreciation (depreciation) on written options	(16,327)	—
Net realized and unrealized gain on investments, options and foreign currency	30,785,200	124,244,354
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,511,457	$123,505,060

*Foreign withholding taxes	$399	$—

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets

	Alger Capital Appreciation Institutional Fund
	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Net investment income (loss)	$10,647,022	$4,960,839
Net realized gain (loss) on investments, options and foreign currency	120,805,087	64,705,558
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	85,545,568	117,513,584
Net increase in net assets resulting from operations	216,997,677	187,179,981
Dividends and distributions to shareholders from:
Net investment income
Class I	(10,993,807)	—
Class R	(3,172,074)	—
Net realized gains
Class I	(54,567,375)	(38,935,171)
Class R	(13,535,145)	(8,986,963)
Total dividends and distributions to shareholders	(82,268,401)	(47,922,134)
Increase (decrease) from shares of beneficial interest transactions:
Class A	—	—
Class C	—	—
Class I	108,433,980	314,532,855
Class R	15,506,635	95,051,832
Class Z	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	123,940,615	409,584,687
Total increase (decrease)	258,669,891	548,842,534
Net Assets:
Beginning of period	1,817,711,952	1,268,869,418
END OF PERIOD	$2,076,381,843	$1,817,711,952
Undistributed net investment income (accumulated loss)	$792,198	$4,311,055

See Notes to Financial Statements.

	Alger Capital Appreciation Focus Fund		Alger Mid Cap Growth Institutional Fund		Alger Small Cap Growth Institutional Fund
	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Net investment income (loss)	$79,192	$(79,403)	$(273,743)	$(112,225)	$(739,294)	$(6,363,954)
Net realized gain (loss) on investments, options and foreign currency	1,578,861	831,835	11,086,359	(5,738,593)	60,371,470	101,643,899
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(303,510)	318,357	19,698,841	29,930,168	63,872,884	6,084,704
Net increase in net assets resulting from operations	1,354,543	1,070,789	30,511,457	24,079,350	123,505,060	101,364,649
Dividends and distributions to shareholders from:
Net investment income
Class I	—	—	(435,722)	—	—	—
Class R	—	—	(121,588)	—	—	—
Net realized gains
Class I	—	—	—	—	(101,340,447)	(45,919,886)
Class R	—	—	—	—	(5,308,914)	(2,661,491)
Total dividends and distributions to shareholders	—	—	(557,310)	—	(106,649,361)	(48,581,377)
Increase (decrease) from shares of beneficial interest transactions:
Class A	1,212,426	—	—	—	—	—
Class C	1,379,274	—	—	—	—	—
Class I	(7,594,380)	(1,983,255)	(45,702,079)	(157,521,243)	(27,677,964)	(241,363,028)
Class R	(909,540)	(1,678,476)	(5,359,289)	(10,498,008)	(7,358,548)	(16,853,179)
Class Z	100,000	—	—	—	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(5,812,220)	(3,661,731)	(51,061,368)	(168,019,251)	(35,036,512)	(258,216,207)
Total increase (decrease)	(4,457,677)	(2,590,942)	(21,107,221)	(143,939,901)	(18,180,813)	(205,432,935)
Net Assets:
Beginning of period	19,207,642	21,798,584	208,747,736	352,687,637	976,744,150	1,182,177,085
END OF PERIOD	$14,749,965	$19,207,642	$187,640,515	$208,747,736	$958,563,337	$976,744,150
Undistributed net investment income (accumulated loss)	$(4,053)	$(83,245)	$(412,114)	$418,939	$(7,171,234)	$(4,854,341)

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund

	Class I
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$22.85	$20.88	$19.28	$16.41	$13.23	$22.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.14	0.09	(0.01)	0.00	0.04	(0.04)
Net realized and unrealized gain (loss) on investments	2.47	2.64	1.61	2.90	3.14	(9.00)
Total from investment operations	2.61	2.73	1.60	2.90	3.18	(9.04)
Dividends from net investment income	(0.17)	—	—	(0.03)	—	—
Distributions from net realized gains	(0.84)	(0.76)	—	—	—	—
Net asset value, end of period	$24.45	$22.85	$20.88	$19.28	$16.41	$13.23
Total return	11.8%	13.7%	8.3%	17.7%	23.9%	(40.6)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,689,801	$1,470,078	$1,041,609	$809,468	$632,250	$411,056
Ratio of gross expenses to average net assets	1.20%	1.19%	1.17%	1.17%	1.21%	1.18%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.20%	1.19%	1.17%	1.17%	1.21%	1.18%
Ratio of net investment income (loss) to average net assets	1.19%	0.41%	(0.04)%	(0.02)%	0.32%	(0.21)%
Portfolio turnover rate	64.25%	137.16%	153.30%	209.52%	306.87%	291.85%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

	Class R
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$21.76	$20.01	$18.57	$15.86	$12.85	$21.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.08	(0.02)	(0.11)	(0.10)	(0.02)	(0.13)
Net realized and unrealized gain (loss) on investments	2.34	2.53	1.55	2.81	3.03	(8.77)
Total from investment operations	2.42	2.51	1.44	2.71	3.01	(8.90)
Dividends from net investment income	(0.20)	—	—	—	—	—
Distributions from net realized gains	(0.84)	(0.76)	—	—	—	—
Net asset value, end of period	$23.14	$21.76	$20.01	$18.57	$15.86	$12.85
Total return	11.5%	13.2%	7.8%	17.1%	23.3%	(40.9)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$386,581	$347,634	$227,260	$171,344	$89,676	$53,557
Ratio of gross expenses to average net assets	1.70%	1.69%	1.68%	1.67%	1.71%	1.68%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.70%	1.69%	1.68%	1.67%	1.71%	1.68%
Ratio of net investment income (loss) to average net assets	0.71%	(0.09)%	(0.56)%	(0.55)%	(0.18)%	(0.70)%
Portfolio turnover rate	64.25%	137.16%	153.30%	209.52%	306.87%	291.85%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Capital Appreciation Focus Fund

	Class A	Class C
	From 12/31/2012 (commencement of operations) to 4/30/2013(i)	From 12/31/2012 (commencement of operations) to 4/30/2013(i)
Net asset value, beginning of period	$14.70	$14.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	0.00	(0.04)
Net realized and unrealized gain (loss) on investments	1.28	1.28
Total from investment operations	1.28	1.24
Net asset value, end of period	$15.98	$15.94
Total return	8.7%	8.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,245	$1,430
Ratio of gross expenses to average net assets	3.25%	3.85%
Ratio of expense reimbursements to average net assets	(1.93)%	(1.77)%
Ratio of net expenses to average net assets	1.32%	2.08%
Ratio of net investment income (loss) to average net assets	(0.08)%	(0.79)%
Portfolio turnover rate	100.24%	100.24%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized. Portfolio turnover is calculated for the six months ended April 30, 2013.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

	Class I
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$14.53	$13.75	$13.03	$11.17	$9.48	$16.87
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.13	(0.03)	(0.04)	0.07	0.04	(0.01)
Net realized and unrealized gain (loss) on investments	1.33	0.81	0.86	1.83	1.65	(7.38)
Total from investment operations	1.46	0.78	0.82	1.90	1.69	(7.39)
Dividends from net investment income	—	—	(0.10)	(0.04)	—	—
Net asset value, end of period	$15.99	$14.53	$13.75	$13.03	$11.17	$9.48
Total return	10.0%	5.7%	6.3%	17.1%	17.7%	(43.8)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,446	$15,101	$16,294	$22,961	$39,412	$20,415
Ratio of gross expenses to average net assets	2.34%	1.83%	1.69%	1.36%	1.37%	1.23%
Ratio of expense reimbursements to average net assets	(0.78)%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.56%	1.83%	1.69%	1.36%	1.37%	1.23%
Ratio of net investment income (loss) to average net assets	1.70%	(0.22)%	(0.27)%	0.56%	0.46%	0.04%
Portfolio turnover rate	100.24%	153.72%	57.74%	58.73%	87.57%	187.80%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

	Class R
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$13.94	$13.28	$12.59	$10.83	$9.24	$16.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.01)	(0.13)	(0.13)	(0.02)	0.00	(0.08)
Net realized and unrealized gain (loss) on investments	1.29	0.79	0.84	1.78	1.59	(7.20)
Total from investment operations	1.28	0.66	0.71	1.76	1.59	(7.28)
Dividends from net investment income	—	—	(0.02)	—	—	—
Net asset value, end of period	$15.22	$13.94	$13.28	$12.59	$10.83	$9.24
Total return	9.2%	5.0%	5.7%	16.3%	17.2%	(44.1)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,520	$4,107	$5,505	$6,110	$5,933	$5,112
Ratio of gross expenses to average net assets	3.00%	2.53%	2.40%	2.05%	1.89%	1.73%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	3.00%	2.53%	2.40%	2.05%	1.89%	1.73%
Ratio of net investment income (loss) to average net assets	(0.10)%	(0.91)%	(0.99)%	(0.16)%	(0.03)%	(0.55)%
Portfolio turnover rate	100.24%	153.72%	57.74%	58.73%	87.57%	187.80%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Class Z
From 12/31/2012 (commencement of operations) to 4/30/2013(i)
Net asset value, beginning of period	$14.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.02
Net realized and unrealized gain (loss) on investments	1.28
Total from investment operations	1.30
Net asset value, end of period	$16.00
Total return	8.8%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$109
Ratio of gross expenses to average net assets	13.69%
Ratio of expense reimbursements to average net assets	(12.80)%
Ratio of net expenses to average net assets	0.89%
Ratio of net investment income (loss) to average net assets	0.33%
Portfolio turnover rate	100.24%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized. Portfolio turnover is calculated for the six months ended April 30, 2013.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Mid Cap Growth Institutional Fund

	Class I
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$14.59	$13.50	$13.11	$10.68	$8.76	$23.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	0.00	(0.10)	0.01	(0.04)	(0.09)
Net realized and unrealized gain (loss) on investments	2.51	1.09	0.52	2.42	1.96	(10.85)
Total from investment operations	2.49	1.09	0.42	2.43	1.92	(10.94)
Dividends from net investment income	(0.04)	—	(0.03)	—	—	—
Distributions from net realized gains	—	—	—	—	—	(3.54)
Net asset value, end of period	$17.04	$14.59	$13.50	$13.11	$10.68	$8.76
Total return	17.0%	8.1%	3.3%	22.8%	21.8%	(55.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$162,459	$182,087	$317,893	$737,099	$872,936	$882,046
Ratio of gross expenses to average net assets	1.32%	1.23%	1.18%	1.12%	1.17%	1.11%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.32%	1.23%	1.18%	1.12%	1.17%	1.11%
Ratio of net investment income (loss) to average net assets	(0.22)%	0.02%	(0.69)%	0.07%	(0.44)%	(0.56)%
Portfolio turnover rate	82.62%	232.99%	233.50%	193.69%	297.99%	324.49%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

	Class R
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$13.81	$12.85	$12.51	$10.24	$8.45	$22.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.07)	(0.17)	(0.05)	(0.08)	(0.16)
Net realized and unrealized gain (loss) on investments	2.36	1.03	0.51	2.32	1.87	(10.49)
Total from investment operations	2.31	0.96	0.34	2.27	1.79	(10.65)
Dividends from net investment income	(0.07)	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	—	(3.54)
Net asset value, end of period	$16.05	$13.81	$12.85	$12.51	$10.24	$8.45
Total return	16.8%	7.5%	2.7%	22.2%	21.0%	(55.3)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$25,182	$26,661	$34,795	$50,016	$50,919	$40,374
Ratio of gross expenses to average net assets	1.79%	1.76%	1.74%	1.65%	1.68%	1.61%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.79%	1.76%	1.74%	1.65%	1.68%	1.61%
Ratio of net investment income (loss) to average net assets	(0.70)%	(0.50)%	(1.24)%	(0.46)%	(0.96)%	(1.05)%
Portfolio turnover rate	82.62%	232.99%	233.50%	193.69%	297.99%	324.49%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Small Cap Growth Institutional Fund

	Class I
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$28.16	$26.99	$25.28	$19.90	$16.52	$30.30
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)	(0.15)	(0.26)	(0.22)	(0.16)	(0.23)
Net realized and unrealized gain (loss) on investments	3.61	2.45	1.97	5.60	3.54	(13.55)
Total from investment operations	3.59	2.30	1.71	5.38	3.38	(13.78)
Distributions from net realized gains	(3.23)	(1.13)	—	—	—	—
Net asset value, end of period	$28.52	$28.16	$26.99	$25.28	$19.90	$16.52
Total return	13.9%	8.9%	6.8%	27.0%	20.5%	(45.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$918,109	$929,237	$1,119,966	$1,104,866	$968,776	$634,542
Ratio of gross expenses to average net assets	1.26%	1.23%	1.18%	1.23%	1.32%	1.27%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.26%	1.23%	1.18%	1.23%	1.32%	1.27%
Ratio of net investment income (loss) to average net assets	(0.13)%	(0.54)%	(0.94)%	(0.94)%	(0.94)%	(0.97)%
Portfolio turnover rate	40.53%	72.43%	70.57%	61.40%	90.49%	62.68%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

	Class R
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$26.85	$25.91	$24.39	$19.30	$16.08	$29.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.28)	(0.40)	(0.31)	(0.22)	(0.35)
Net realized and unrealized gain (loss) on investments	3.41	2.35	1.92	5.40	3.44	(13.21)
Total from investment operations	3.33	2.07	1.52	5.09	3.22	(13.56)
Distributions from net realized gains	(3.23)	(1.13)	—	—	—	—
Net asset value, end of period	$26.95	$26.85	$25.91	$24.39	$19.30	$16.08
Total return	13.5%	8.4%	6.2%	26.4%	20.1%	(45.8)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$40,454	$47,507	$62,211	$68,071	$51,707	$39,033
Ratio of gross expenses to average net assets	1.75%	1.73%	1.71%	1.69%	1.73%	1.77%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.75%	1.73%	1.71%	1.69%	1.73%	1.77%
Ratio of net investment income (loss) to average net assets	(0.60)%	(1.05)%	(1.47)%	(1.40)%	(1.35)%	(1.47)%
Portfolio turnover rate	40.53%	72.43%	70.57%	61.40%	90.49%	62.68%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”), is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company and currently issues an unlimited number of shares of beneficial interest in four funds — Alger Capital Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund (formerly the Alger Large Cap Growth Institutional Fund), Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, R and Z. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I, R and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the cost of its transfer agency and sub-transfer agency services and each of Classes A, C and R bears the cost of its plan of distribution.

The Alger Large Cap Growth Institutional Fund changed its name to Alger Capital Appreciation Focus Fund effective December 31, 2012.  Its investment objective to seek long-term capital appreciation did not change.  The Fund also started offering Class A, C and Z shares on December 31, 2012.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Valuation techniques for Level 3 securities include using the income approach whereby future amounts are converted, or discounted, to a current single amount. These fair value

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 3 include unobservable market information which can include cash flows, income and expenses, and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Trust’s Board of Trustees (“Board”) and comprised of representatives of the Trust’s investment advisor.  The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

The Committee meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the Funds’ tax returns remains open for the tax years 2009-2012.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a present a fair statement of results for the interim period. All such adjustments are of normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Effective November 1, 2012, the investment advisory fee was changed to a tiered fee rate based on net assets of each Fund.  The fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the following rates.  The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2013, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Capital Appreciation Institutional Fund (a)	.81%	.65%	.60%	.81%
Alger Capital Appreciation Focus Fund (b)	.71	.60	N/A	.71
Alger Mid Cap Growth Institutional Fund (b)	.76	.70	N/A	.76
Alger Small Cap Growth Institutional Fund (b)	.81	.75	N/A	.81

(a)         Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and $4 billion, and Tier 3 rate is paid on assets in excess of $4 billion.

(b)         Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(c) Distribution Fees:

Class A Shares: The Trust has adopted a Distribution Plan pursuant to which Class A shares of Alger Capital Appreciation Focus Fund pay Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class A shares. The fees charged may be more or less than the expenses incurred by Alger Inc.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of Alger Capital Appreciation Focus Fund pay Alger Inc. a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class C shares. The fees charged may be more or less than the expenses incurred by Alger Inc.

Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund pay Alger Inc. a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class R shares. The fees charged may be more or less than the expenses incurred by the Distributor.

(d) Brokerage Commissions: During the six months ended April 30, 2013, the Alger Capital Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger Inc. commissions of $983,903, $4,784, $80,048 and $361,342, respectively, in connection with securities transactions.

(e) Shareholder Administrative Fees:  The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of the daily net assets of the Class I, Class R and Class Z shares for these services. For the six months ended April 30, 2013, the Alger Capital Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund incurred fees of $96,688, $767, $9,590 and $47,746, respectively, for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts held by the Funds.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the six months ended April 30, 2013, Alger Management charged back to the Alger Capital Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund $361,344, $7,390, $113,257 and $244,014, respectively, for these

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

services, which are included in the transfer agent fees and expenses in the Statements of Operations.

(f) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Trust with ongoing servicing of shareholder accounts. As compensation for such services, the Class I shares and Class R shares of each Fund pay Alger Inc. a monthly fee at an annual rate of 0.25% of the value of the average daily net assets of those classes.  The fees charged may be more or less than the expenses incurred by the Distributor.

(g) Trustee Fees: From November 1, 2012, through February 28, 2013, each Fund paid each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $15,000 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee received $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

Effective March 1, 2013, each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board receives an additional annual fee of $22,500 which is paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee receives $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

(h) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.

During the six months ended April 30, 2013, Alger Capital Appreciation Focus Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund incurred interest expenses of $2,390, 7,264 and $236, respectively, in connection with interfund loans.

(i) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At April 30, 2013, Alger Management and its affiliates owned shares in the following Fund:

	SHARE CLASS
	A	C	I	R	Z
Alger Capital Appreciation Focus Fund	6,803	—	6,803	—	6,803

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Funds, other than U.S. Government and short-term securities, for the six months ended April 30, 2013:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$1,349,811,494	$1,223,833,991
Alger Capital Appreciation Focus Fund	14,776,957	21,080,632
Alger Mid Cap Growth Institutional Fund	157,609,260	210,122,397
Alger Small Cap Growth Institutional Fund	383,981,032	531,620,436

Written call and put options activity for the six months ended April 30, 2013, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Institutional Fund
Call Options outstanding at October 31, 2012	1,203	$242,293
Call Options written	4,967	1,149,809
Call Options closed	(2,444)	(605,304)
Call Options expired	(963)	(137,951)
Call Options exercised	(1,775)	(397,590)
Call Options outstanding at April 30, 2013	988	$251,257

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Institutional Fund
Put Options outstanding at October 31, 2012	1,239	$214,975
Put Options written	7,264	1,336,195
Put Options closed	(2,481)	(432,117)
Put Options expired	(3,036)	(480,118)
Put Options exercised	(2,237)	484,651)
Put Options outstanding at April 30, 2013	749	$154,284

As of April 30, 2013, Alger Mid Cap Growth Institutional Fund had portfolio securities and cash valued at $5,187,043, segregated as collateral for written options.

NOTE 5 — Borrowings:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(h).  For the six months ended April 30, 2013, the Funds had the following borrowings:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Focus Fund	$440,816	1.14%
Alger Mid Cap Growth Institutional Fund	1,766,653	1.39
Alger Small Cap Growth Institutional Fund	42,514	1.12

The highest amount borrowed during the six months ended April 30, 2013 for each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Focus Fund	$5,150,000
Alger Mid Cap Growth Institutional Fund	7,636,000
Alger Small Cap Growth Institutional Fund	5,465,000

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into two separate classes, except that the shares of Alger Capital Appreciation Focus Fun are dividend into five separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	11,747,678	$273,755,657	27,268,813	$599,933,680
Dividends reinvested	2,816,247	63,309,222	1,899,304	37,169,382
Shares redeemed	(9,789,518)	(228,630,899)	(14,726,747)	(322,570,207)
Net increase	4,774,407	$108,433,980	14,441,370	$314,532,855
Class R:
Shares sold	2,871,123	$63,405,268	7,643,232	$159,404,194
Dividends reinvested	723,239	15,412,221	434,479	8,133,448
Shares redeemed	(2,866,365)	(63,310,854)	(3,456,723)	(72,485,810)
Net increase	727,997	$15,506,635	4,620,988	$95,051,832

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Focus Fund
Class A:
Shares sold	78,860	$1,227,560	—	$—
Shares redeemed	(958)	(15,134)	—	—
Net increase	77,902	$1,212,426	—	$—
Class C:
Shares sold	89,722	$1,379,274	—	$—
Net increase	89,722	$1,379,274	—	$—
Class I:
Shares sold	94,045	$1,439,990	638,850	$9,262,473
Shares redeemed	(604,815)	(9,034,370)	(784,518)	(11,245,728)
Net decrease	(510,770)	$(7,594,380)	(145,668)	$(1,983,255)
Class R:
Shares sold	33,677	$485,107	107,333	$1,487,495
Shares redeemed	(97,124)	(1,394,647)	(227,020)	(3,165,971)
Net decrease	(63,447)	$(909,540)	(119,687)	$(1,678,476)
Class Z:
Shares sold	6,803	$100,000	—	$—
Net increase	6,803	$100,000	—	$—

Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	882,510	$14,138,466	3,127,646	$43,915,976
Dividends reinvested	23,607	360,006	—	—
Shares redeemed	(3,850,653)	(60,200,551)	(14,186,588)	(201,437,220)
Net decrease	(2,944,536)	$(45,702,079)	(11,058,942)	$(157,521,244)
Class R:
Shares sold	189,028	$2,821,302	551,108	$7,360,055
Dividends reinvested	5,780	83,178	—	—
Shares redeemed	(556,887)	(8,263,769)	(1,328,452)	(17,858,063)
Net decrease	(362,079)	$(5,359,289)	(777,344)	$(10,498,008)

Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	3,937,725	$109,761,370	7,589,293	$210,556,809
Dividends reinvested	3,718,319	96,639,116	1,691,801	43,496,198
Shares redeemed	(8,459,719)	(234,078,450)	(17,778,509)	(495,416,035)
Net decrease	(803,675)	$(27,677,964)	(8,497,415)	$(241,363,028)
Class R:
Shares sold	160,249	$4,197,127	367,848	$9,839,818
Dividends reinvested	195,542	4,812,279	97,573	2,402,238
Shares redeemed	(624,396)	(16,367,954)	(1,096,876)	(29,095,235)
Net decrease	(268,605)	$(7,358,548)	(631,455)	$(16,853,179)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 7 — Income Tax Information:

At October 31, 2012, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Capital Appreciation Institutional Fund	Alger Capital Appreciation Focus Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
POST ACT	—	—	$9,950,305	—
2016	—	$4,652,997	18,359,838	—
2017	—	4,214,883	322,038,630	—
Total	—	$8,867,880	$350,348,773	—

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011, are not subject to expiration (“POST ACT”).  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of April 30, 2013, in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$414,126,673	$414,126,673	—	—
Consumer Staples	184,242,806	184,242,806	—	—
Energy	92,777,650	92,777,650	—	—
Financials	114,526,743	114,526,743	—	—
Health Care	275,042,208	275,042,208	—	—
Industrials	216,255,136	216,255,136	—	—
Information Technology	600,719,047	600,719,047	—	—
Materials	70,781,019	70,781,019	—	—
Telecommunication Services	34,076,476	34,076,476	—	—
TOTAL COMMON STOCKS	$2,002,547,758	$2,002,547,758	—	—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Capital Appreciation Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
MASTER LIMITED PARTNERSHIP
Financials	$16,425,615	$16,425,615	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$39,636,407	$28,897,222	$10,739,185	—
TOTAL INVESTMENTS IN SECURITIES	$2,058,609,780	$2,047,870,595	$10,739,185	—

Alger Capital Appreciation Focus Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$3,749,593	$3,749,593	—	—
Consumer Staples	837,415	837,415	—	—
Energy	783,367	783,367	—	—
Financials	973,302	973,302	—	—
Health Care	1,555,651	1,555,651	—	—
Industrials	1,318,069	1,318,069	—	—
Information Technology	3,269,077	3,269,077	—	—
Materials	447,435	447,435	—	—
Telecommunication Services	188,686	188,686	—	—
TOTAL COMMON STOCKS	$13,122,595	$13,122,595	—	—
MASTER LIMITED PARTNERSHIP
Financials	$397,642	$397,642	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$151,164	$151,164	—	—
TOTAL INVESTMENTS IN SECURITIES	$13,671,401	$13,671,401	—	—

Alger Mid Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$48,298,634	$48,298,634	—	—
Consumer Staples	8,930,682	8,930,682	—	—
Energy	13,904,357	13,904,357	—	—
Financials	9,193,904	9,193,904	—	—
Health Care	24,809,393	24,809,393	—	—
Industrials	25,587,738	25,587,738	—	—
Information Technology	31,401,301	31,401,301	—	—
Materials	13,645,180	13,645,180	—	—
Telecommunication Services	3,399,690	3,399,690	—	—
TOTAL COMMON STOCKS	$179,170,879	$179,170,879	—	—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
MASTER LIMITED PARTNERSHIP
Financials	$1,052,100	$1,052,100	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$2,354,415	—	$2,354,415	—
PURCHASED OPTIONS
Energy	$10,230	$10,230	—	—
Financials	$8,808	$8,808	—	—
TOTAL PURCHASED OPTIONS	$19,038	$19,038	—	—
TOTAL INVESTMENTS IN SECURITIES	$182,596,432	$180,242,017	$2,354,415	—
SECURITIES SOLD SHORT
OPTIONS WRITTEN
Energy	$376,424	$303,389	$73,035	—
Financials	$6,967	$6,967	—	—
TOTAL OPTIONS WRITTEN	$383,391	$310,356	$73,035	—

Alger Small Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$174,158,068	$174,158,068	—	—
Consumer Staples	33,443,839	33,443,839	—	—
Energy	52,744,793	52,744,793	—	—
Financials	32,459,648	32,459,648	—	—
Health Care	194,625,676	194,625,676	—	—
Industrials	157,752,120	157,752,120	—	—
Information Technology	196,177,411	196,177,411	—	—
Materials	50,121,488	50,121,488	—	—
Telecommunication Services	8,765,272	8,765,272	—	—
TOTAL COMMON STOCKS	$900,248,315	$900,248,315	—	—
MASTER LIMITED PARTNERSHIP
Financials	$7,181,643	$7,181,643	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$33,762,467	$28,190,589	$5,571,878	—
TOTAL INVESTMENTS IN SECURITIES	$941,192,425	$935,620,547	$5,571,878	—

On April 30, 2013, there were no transfers of securities between Level 1 and Level 2.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets are categorized within the disclosure hierarchy as follows:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and Cash equivalents:
Alger Capital Appreciation Institutional Fund	980,681	980,681	—	—
Alger Capital Appreciation Focus Fund	$16,731,373	$16,731,373	—	—
Alger Mid Cap Growth Institutional Fund	6,629,495	6,629,495	—	—
Alger Small Cap Growth Institutional Fund	11,843,768	11,843,768	—	—
Total	$30,185,317	$30,185,317	—	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2013, options were used in accordance with these objectives.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The fair values of derivative instruments as of April 30, 2013, are as follows:

Alger Mid Cap Growth Institutional Fund

	ASSET DERIVATIVES 2013		LIABILITY DERIVATIVES 2013
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$8,808
Purchased Call Options	Investments in Securities, at value	10,230
Written Put Options			Written options outstanding, at value	$120,920
Written Call Options			Written options outstanding, at value	262,471
Total		$19,038		$383,391

For the six months ended April 30, 2013, Alger Mid Cap Growth Institutional Fund’s cost of option purchased was $1,377,792 and option sold was $3,229,028. The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2013, is as follows:

NET REALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS

Alger Mid Cap Growth Institutional Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$204,937
Written Options	1,407,472
Total	$1,612,409

NET CHANGE IN UNREALIZED DEPPRECIATION ON INVESTMENTS, OPTIONS

Alger Mid Cap Growth Institutional Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(9,963)
Written Options	(16,327)
Total	$(26,290)

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

NOTE 11 — Recent Accounting Pronouncements:

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), which provides guidance regarding balance sheet offsetting disclosures.  The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  The new guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Funds do not believe that this will have a material impact on the financial statements.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2013 through the issuance date of the Financial Statements.  No such events have been identified which require recognition and disclosure.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2012 and ending April 30, 2013.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Six Months Ended April 30, 2013(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended April 30, 2013(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,118.19	$6.31	1.20%
	Hypothetical(c)	1,000.00	1,018.84	6.02	1.20
Class R	Actual	1,000.00	1,115.30	8.91	1.70
	Hypothetical(c)	1,000.00	1,016.37	8.50	1.70

Alger Capital Appreciation Focus Fund
Class A	Actual	$1,000.00	$1,087.07	$6.81	1.30%
	Hypothetical(c)	1,000.00	1,018.27	6.59	1.30
Class C	Actual	1,000.00	1,084.35	10.76	2.05
	Hypothetical(c)	1,000.00	1,014.47	10.40	2.05
Class I	Actual	1,000.00	1,100.48	8.12	1.56
	Hypothetical(c)	1,000.00	1,017.07	7.79	1.56
Class R	Actual	1,000.00	1,091.82	15.57	3.00
	Hypothetical(c)	1,000.00	1,009.91	14.96	3.00
Class Z	Actual	1,000.00	1,088.44	4.62	0.89
	Hypothetical(c)	1,000.00	1,020.37	4.47	0.89

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,170.03	$7.12	1.32%
	Hypothetical(c)	1,000.00	1,018.23	6.62	1.32
Class R	Actual	1,000.00	1,167.58	9.64	1.79
	Hypothetical(c)	1,000.00	1,015.90	8.96	1.79

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,138.64	$6.67	1.26%
	Hypothetical(c)	1,000.00	1,018.55	6.30	1.26
Class R	Actual	1,000.00	1,135.45	9.28	1.75
	Hypothetical(c)	1,000.00	1,016.10	8.77	1.75

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you — for all credit card accounts	No	We don’t share

For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share

For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds:  The Alger Funds,  The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.  The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds.  Such information will include, but not be limited to, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance.  Please contact the Funds at (800) 992-3863 to obtain such information.

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THE ALGER INSTITUTIONAL FUNDS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

AIFSAR

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:	/s/Hal Liebes

Hal Liebes

President

Date: June 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date: June 17, 2013

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 17, 2013